                          SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                   MERCANTILE BANCORPORATION INC.
            (Name of Registrant as Specified in Its Charter)

                       THE BOARD OF DIRECTORS
                 OF MERCANTILE BANCORPORATION INC.
               (Name of Persons Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

[  ]  $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

            1) Title of each class of securities to which transaction applies: N/A

            2)   Aggregate number of securities to which transaction applies:
                 N/A

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

            4)   Proposed maximum aggregate value of transaction:  N/A

[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:  N/A

            2)   Form, Schedule or Registration Statement No.:  N/A

            3)   Filing Party:  N/A

            4)   Date Filed:  N/A

                                                               PRELIMINARY COPY
                                                              -----------------


Mercantile                P.O. Box 524
Bancorporation            St. Louis, MO 63166-0524
Inc.


THOMAS H. JACOBSEN
Chairman of the Board, President
and Chief Executive Officer


                                                             March ------, 1994



DEAR SHAREHOLDER:

      Our Annual Meeting of Shareholders will be held at 10:00 a.m. on Thursday, April 28, 1994 in the Regency Ballroom of the Hyatt Regency St. Louis at Union Station, 20th and Market Streets, One St. Louis Station, St. Louis, Missouri. The Notice of Annual Meeting, proxy statement and proxy card which accompany this letter outline fully matters on which action is expected to be taken at the meeting, including the election of directors, the amendment of the Restated Articles to increase the authorized number of shares of common stock, and the approval of certain benefit programs. The Board of Directors requests that you vote in favor of each of the nominees for director and each of the proposals set forth in Notice of Annual Meeting.

      We cordially invite you to attend our Annual Meeting of Shareholders. Whether or not you contemplate attending the meeting, however, we would appreciate your dating, signing and mailing the enclosed proxy card as promptly as possible in the return envelope enclosed for your convenience. If you attend the meeting, you may revoke your proxy and vote your shares in person.

      Our Annual Report for 1993 has been mailed to you under separate cover.

                             Sincerely,

Notice:                   Mercantile
Annual Meeting            Bancorporation
of Shareholders           Inc.
April 28, 1994



      The Annual Meeting of Shareholders of Mercantile Bancorporation Inc. will be held in the Regency Ballroom of the Hyatt Regency St. Louis at Union Station, 20th and Market Streets, One St. Louis Station, St. Louis, Missouri, on Thursday, April 28, 1994 at 10:00 a.m., for the following purposes:

      1. To elect six directors in Class III for terms of three years expiring in 1997.

      2. To consider and act upon an amendment to the Restated Articles of Incorporation of the Corporation to increase the authorized number of shares of Common Stock, $5.00 par value per share, from 70,000,000 to 100,000,000 shares.

      3. To consider and act upon the adoption of the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan.

      4. To consider and act upon a proposal to qualify restricted performance unit grants under the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan as "performance-based."

      5. To consider and act upon the adoption of the Mercantile Bancorporation Inc. 1994 Executive Incentive Compensation Plan.

      6. To consider and act upon the adoption of the Mercantile Bancorporation Inc. Voluntary Deferred Compensation Plan.

      7. To consider and act upon the adoption of the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan for Non-Employee Directors.

      8. To transact such other business as may properly come before the meeting or any adjournment thereof.


      Only shareholders of record at the close of business on March 10, 1994 are entitled to notice of and to vote at the meeting.


                                                   THOMAS H. JACOBSEN
                                            Chairman of the Board, President
                                                and Chief Executive Officer
March -----, 1994

Proxy                     Mercantile
Statement                 Bancorporation
                          Inc.


      This proxy statement and the form of proxy are furnished, commencing on March --, 1994, in connection with the solicitation of proxies by the Board of Directors of Mercantile Bancorporation Inc. ("Mercantile" or the "Corporation") to be voted at the Annual Meeting of Shareholders to be held on Thursday, April 28, 1994, on the matters set forth in the accompanying Notice of Annual Meeting. Any shareholder giving a proxy may revoke it at any time prior to its being voted. Revocation may be made effective by giving a later dated proxy or written notice to the Secretary or to the voting inspectors for the Annual Meeting of Shareholders, at any time prior to the time the proxy is voted. Unless so revoked, all shares represented by proxies in the enclosed form that are properly executed and received in time for the vote will be voted.

      Mercantile will bear the entire cost of soliciting proxies in the enclosed form. Solicitation will be by mail, and directors and officers of Mercantile and its subsidiaries may solicit proxies personally, by telephone or other means, but such persons will not be specially compensated for such services. Mercantile has retained Morrow & Co. to assist in the solicitation of proxies on its behalf for a fee of approximately $--------------------- plus expenses.

      Only shareholders of record at the close of business on March 10, 1994, are entitled to notice of and to vote at the meeting. On that date there were
- --------------------- shares of Mercantile's Common Stock outstanding, with each share being entitled to one vote. For purposes of this proxy statement and the Annual Meeting, the number of shares of Mercantile's Common Stock will not reflect the three-for-two stock split to be paid in the form of a
- ----
dividend on April 11, 1994 to shareholders of record on March 10, 1994. The election inspectors will treat abstentions as shares that are present and voting for purposes of determining the presence of a quorum and the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and voting with respect to that matter.

      Cumulative voting, as required by Mercantile's By-laws, is applicable to all elections of directors. In the election of directors, a shareholder is entitled to cast as many votes as shall equal the number of shares of Common Stock of Mercantile owned multiplied by six, the number of directors to be elected at this Annual Meeting. A shareholder may cast all votes for a single candidate or may distribute them among two or more candidates as the shareholder may decide. Each duly executed proxy in the form enclosed will be voted for all nominees as listed on such proxy, unless otherwise directed in the proxy. If a shareholder gives a proxy in the form enclosed but withholds authority to vote for one or more of the nominees listed on the proxy, the number of votes represented by such shareholder's proxy shall be divided equally, to the extent practicable without creating fractional votes, among the remaining nominees.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth the name and address of each beneficial owner of more than five percent of Mercantile's Common Stock known to
Mercantile, showing the amount and nature of such beneficial ownership and percent of class:
                                                                              PERCENT OF
                                                                               CLASS OF
                                                                                COMMON
 NAME AND ADDRESS                         AMOUNT AND NATURE                STOCK, $5.00 PAR
OF BENEFICIAL OWNER                    OF BENEFICIAL OWNERSHIP                 VALUE (1)
- -------------------                    -----------------------              ----------------
Mercantile Bank of St. Louis       Sole Voting Power        ------
National Association"(2)           Shared Voting Power      ------
("Mercantile Bank")                Sole Investment Power    ------
P.O. Box 387                       Shared Investment Power  ------
St. Louis, Missouri 63166                                   ------              ------%

FMR Corp. and                      Sole Voting Power        ------
 Edward C. Johnson 3d(3)           Shared Voting Power      ------
82 Devonshire Street               Sole Investment Power    ------
Boston, Massachusetts  02109       Shared Investment Power  ------
                                                            ------              ------%

        (1)  Based upon ---------------------- shares outstanding at March 10, 1994.

        (2)  Includes shares beneficially owned as of March 10, 1994 by Mercantile Bank and certain other affiliates of Mercantile.  Mercantile has been advised that the shares held as sole fiduciary by Mercantile Bank and such affiliates will be voted at the Annual Meeting for each of the persons nominated by the Board of Directors for election as a director and for each of the proposals described herein.  Mercantile Bank and such affiliates will also recommend to all co-trustees and co-executors that they vote in a similar manner.

        (3)  Based upon information contained in a Schedule 13G dated
- ---------------------------------, 1994 jointly filed with the Securities and Exchange Commission on behalf of reporting persons FMR Corp., Edward C. Johnson 3d (as Chairman of FMR Corp.) and Fidelity
Management and Research Company (FMR Corp. subsidiary) and reporting shares beneficially owned as of
December 31, 1993.  In the Schedule it is explained that beneficial ownership attributed to FMR
Corp. and Edward C. Johnson 3d is solely through FMR Corp's ownership of the following companies which hold or manage such shares in a fiduciary capacity: Fidelity Management and Research Company
(an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, which reports beneficial ownership of ----------------------- of such shares) and Fidelity Management
Trust Company (a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, which reports beneficial ownership of ---------------------- of such shares).

                         ITEM 1. ELECTION OF DIRECTORS

      One of the purposes of the meeting is to elect six directors in Class III to serve for terms of three years expiring in 1997. The persons named in the enclosed form of proxy intend to vote all duly executed proxies received "FOR" The election to the Board of Directors of each of the nominees, except as otherwise directed in any proxy. The six nominees receiving the highest number of votes will be elected as directors. All nominees are currently directors of Mercantile.

      In the event any nominee declines or is unable to serve, it is intended that the proxies for the election of such nominee will be voted for a successor nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will decline or be unable to serve if elected.

      The name, age, principal occupation or position and other directorships with respect to the nominees and the other directors whose terms of office as directors will continue after the meeting is set forth below. Each of the directors or nominees has held the currently listed position or another executive position with the same employer for more than five years except as set forth beside his name below.


   CLASS III - TO BE ELECTED FOR A TERM OF THREE YEARS EXPIRING IN 1997


      HARRY M. CORNELL, JR., 65 - Director beginning in 1991; Chairman and Chief Executive Officer of Leggett & Platt, Inc., manufacturer of components used primarily in the furniture and bedding industry; Director of Leggett & Platt, Inc. and Ennis Business Forms, Inc.

      BERNARD A. EDISON, 66 - Director beginning in 1971; Director Emeritus of Edison Brothers Stores, Inc., retail specialty stores; Director of Anheuser-Busch Companies, Inc. and General American Life Insurance Company.

      THOMAS H. JACOBSEN, 54 - Director beginning in 1989; Chairman of the Board, President and Chief Executive Officer of Mercantile; Director of Union Electric Company and Student Loan Marketing Association.

      CRAIG D. SCHNUCK, 45 - Director beginning in 1991; Chairman and Chief Executive Officer of Schnuck Markets, Inc., retail supermarket chain; Director of Schnuck Markets, Inc. and Edison Brothers Stores, Inc.

      ROBERT W. STALEY, 59 - Director beginning in 1987; Vice Chairman of Emerson Electric Co., manufacturer of electrical and electronic equipment; Director of Emerson Electric Co. and Edison Brothers Stores, Inc.

      ROBERT L. STARK, 61 - Director beginning in 1993; Dean of University of Kansas Regents Center, educational institution, since September 1993; Director of Packer Plastics and Century Products. Mr. Stark served as Executive Vice President of Hallmark Cards, Inc. from January 1986 to May 1993.

                   CLASS I - TO CONTINUE IN OFFICE UNTIL 1995

      THOMAS A. HAYS, 61 - Director beginning in 1984; Deputy Chairman of The May Department Stores Company, retail stores; Director of The May Department Stores Company and Union Electric Company.

      JAMES B. MALLOY, 66 - Director beginning in 1987; President and Chief Executive Officer of Jefferson Smurfit Corporation, paper packaging manufacturer; Director of Jefferson Smurfit Corporation and Jefferson Smurfit Group.

      HARVEY SALIGMAN, 55 - Director beginning in 1982; Managing Partner of Cynwyd Investments, real estate investment company, since June 1990; Director of Union Electric Company. Mr. Saligman served as Chairman of the Board and Chief Executive Officer of Interco Incorporated for more than five years prior to June 1990.

      PATRICK T. STOKES, 51 - Director beginning in 1992; President of Anheuser-Busch, Inc., brewer of beer and other malt beverages, since March 1990. Mr. Stokes served as President and Chief Executive Officer of Eagle Snacks, Inc., Campbell Taggart, Inc., and other affiliates of Anheuser-Busch, Inc. for more than five years prior to March 1990.

      FRANCIS A. STROBLE, 63 - Director beginning in 1986; Senior Vice President and Chief Financial Officer of Monsanto Company, manufacturer of chemicals.

      JOSEPH G. WERNER, 66 - Director beginning in 1993; President of Werner Investments, investment company. Mr. Werner has served as Director of Mercantile Bank since 1986.

      JOHN A. WRIGHT, 51 - Director beginning in 1986; President and Chief Executive Officer of Big River Minerals Corp., natural resources investment firm.


                  CLASS II - TO CONTINUE IN OFFICE UNTIL 1996

      RICHARD P. CONERLY, 69 - Director beginning in 1975; Chairman of Orion Capital Inc., management company; Director of The Kellwood Company and LaBarge, Inc.

      EARL K. DILLE, 66 - Director beginning in 1979; retired President of Union Electric Company, public utility company; Director of Union Electric Company.

      J. CLIFF EASON, 46 - Director beginning in 1993; President of Southwestern Bell Telephone of the Midwest, communications industry company. Mr. Eason served as President and Chief Executive Officer of Metromedia Paging Services, Inc. from May 1991 to June 1992, and for more than five years prior thereto, in various capacities with other affiliates of Southwestern Bell Corporation.

      WILLIAM A. HALL, 48 - Director beginning in 1993; Assistant to the Chairman, Hallmark Cards, Inc., manufacturer of greeting cards and related products; Director of Payless Cashways, Inc. and AgriStar, Inc.

      WILLIAM G. HECKMAN, 68 - Director beginning in 1979; former Chairman and Chief Executive Officer of Arch Mineral Corporation, a coal mining company; Director of Arch Mineral Corporation.

      CHARLES H. PRICE II, 63 - Director beginning in 1992; Chairman of the Board of Mercantile Bank of Kansas City since May 1992; Director of The New York Times Co., Texaco, Inc., Sprint, Inc., Hanson plc and British Airways plc. Mr. Price served as United States Ambassador to the United Kingdom of Great Britain and Northern Ireland from 1983 to 1989 and as Chairman of the Board, President and Chief Executive Officer of Ameribanc, Inc. from October 1989 until April 1992.

                       BOARD OF DIRECTORS AND COMMITTEES

      During 1993 there were six meetings of the Board of Directors. All of the directors attended not less than 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served during the year except Mr. Stark, who attended two of three such meetings since his election to the Board in May 1993.

      The standing committees of the Board of Directors include the Audit Committee, the Community Relations Committee, the Compensation and Management Development Committee, the Credit Policy Committee, the Executive Committee and the Nominating and Board Affairs Committee.

      The members of the Audit Committee are Messrs. Richard P. Conerly, Chairman, J. Cliff Eason, William A. Hall, Patrick Stokes, Francis A. Stroble and John A. Wright. The Audit Committee met four times in 1993. The duties of the Audit Committee include meeting with the independent auditors, management, internal auditors and credit review personnel periodically to review the work of each and ensure that each is properly discharging its responsibilities.

      The members of the Compensation and Management Development Committee are Messrs. Bernard A. Edison, Chairman, Harry M. Cornell, Jr., Thomas A. Hays,
James B. Malloy and Harvey Saligman.   The Compensation and Management
Development Committee, which met three times in 1993, reviews and approves the salaries of executive officers of the Corporation and Mercantile Bank, as well as selected subsidiary chief executive officers, and authorizes all other forms of executive compensation. The Compensation and Management Development Committee administers Mercantile's executive incentive plans.

      The members of the Community Relations Committee are Messrs. Earl K. Dille, Chairman, Craig D. Schnuck and Joseph G. Werner. The Community Relations Committee met three times in 1993. The Community Relations Committee reviews the implementation and administration of all programs and initiatives intended to meet the credit needs of the communities served by the Corporation's banking subsidiaries and acts to ensure compliance by such subsidiaries with the Community Reinvestment Act and all rules and regulations promulgated pursuant thereto.

      The members of the Credit Policy Committee are Messrs. William G. Heckman, Chairman, Earl K. Dille, James B. Malloy, Charles H. Price II, Robert
W. Staley and Robert L. Stark. The Credit Policy Committee was established in July 1993 and met one time since such date in 1993. The Credit Policy Committee reviews the Corporation's position on credit and credit-related issues and the policies and guidelines formulated and developed by the Corporation to manage credit risk levels consistent with such position and with all applicable laws, rules and regulations.

      The members of the Executive Committee are Messrs. Thomas H. Jacobsen, Chairman, Richard P. Conerly, Earl K. Dille, Bernard A. Edison, Thomas A. Hays and William G. Heckman. The Executive Committee may exercise all powers of the Board of Directors which may lawfully be delegated when the Board of Directors is not in session. The Executive Committee met six times in 1993.

      The members of the Nominating and Board Affairs Committee, which proposes nominees for election to the Board of Directors, are Messrs. Thomas
A. Hays, Chairman, Thomas H. Jacobsen and Harry M. Cornell, Jr. The Nominating and Board Affairs Committee will consider written recommendations of shareholders with regard to potential nominees. Shareholder recommenda tions must contain certain information regarding the potential nominee and comply with certain requirements for presentation as set forth in Mercantile's By-laws. The Nominating and Board Affairs Committee met four times in 1993.

                                DIRECTORS' FEES

      Directors who are not officers of Mercantile or any of its subsidiaries are paid an annual retainer, which, through September 1993 was $14,000, and $500 for attendance at each meeting of the Board of Directors and its standing committees. Effective October 1, 1993, the annual retainer and attendance fees for meetings of the Board of Directors were increased to $15,000 ($17,000 for Committee Chairman) and $1,000, respectively, with attendance fees for each committee meeting remaining at $500.

      Pursuant to the Deferred Compensation Plan for Directors currently in effect, a director of Mercantile can elect to defer, until after the termination of services as director, the receipt of all or a portion of the director's fees to which such person is entitled. Deferred fees are payable in a single sum or in annual installments, at the option of the director; provided, however, that all deferred amounts are to be paid out not later than the end of the tenth calendar year after the termination of the director's service on the Board. Until paid, such fees bear interest at a varying monthly rate equal to the rate of interest offered by Mercantile Bank on a long-term certificate of deposit on the first business day of each month. The Mercantile Bancorporation Inc. 1994 Incentive Plan for Non-Employee Directors is proposed for approval by the shareholders at this Annual Meeting. If approved by the shareholders, this plan will supersede the current Deferred Compensation Plan for Directors. Reference is made to Item 7, commencing on page ---- hereof, for a further description of the Mercantile Bancorporation Inc. 1994 Incentive Plan for Non-Employee Directors.

      Pursuant to the Retirement Plan for Directors, Mercantile provides retirement benefits to non-employee directors who retire from the Board after attaining 60 years of age and completing five years of service on the Board of Directors. Benefits are generally paid monthly during such director's life in the amount of 1/12 of the annual directors' retainer, for the number of months equalling the number of months such director served on the Board. Directors who were serving on July 1, 1989 and who remain on the Board until the age of 70 will receive monthly benefits during their lifetimes following retirement without regard to the number of years served.

                  BENEFICIAL OWNERSHIP OF STOCK BY MANAGEMENT

      The following information is furnished as of March 10, 1994, to indicate beneficial ownership by each director and by each executive officer named in the Summary Compensation Table, individually, and all directors and executive officers as a group, of shares of Mercantile's Common Stock. Section 16(a) of the Securities Exchange Act of 1934 requires Mercantile's directors and executive officers ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Mercantile. To Mercantile's knowledge, based solely on its review of the copies of such reports furnished to Mercantile and written representations by such directors and executive officers that no other reports were required, during the year ended December 31, 1993 all Section 16(a) filing requirements applicable to Reporting Persons were timely met.

           NAME OF BENEFICIAL OWNER     AMOUNT BENEFICIALLY OWNED (1)
           ------------------------     -----------------------------
           Richard P. Conerly                      5,905 (2)
           Harry M. Cornell                        1,050
           Earl K. Dille                           1,500 (3)
           J. Cliff Eason                            500
           Bernard A. Edison                       5,000
           William A. Hall                         2,959
           Thomas A. Hays                          3,800 (4)
           William G. Heckman                     21,012 (5)
           Thomas H. Jacobsen                    191,392 (6)
           James B. Malloy                           500
           Charles H. Price                      221,348 (7)
           Harvey Saligman                         2,658 (8)
           Craig D. Schnuck                        1,500 (9)
           Robert W. Staley                        1,000 (10)
           Robert L. Stark                         1,045 (11)
           Patrick T. Stokes                         500
           Francis A. Stroble                        822 (12)
           Joseph G. Werner                       17,834 (13)
           John A. Wright                            827 (14)
           W. Randolph Adams                      15,041 (15)
           Ralph W. Babb, Jr.                     38,506 (15)
           Richard C. King                       113,305 (15) (16)
           John W. McClure                        30,349 (15)
           Directors and executive               757,640 (15)
           officers as a group
           (30 persons)

(1) Based on ---------- shares outstanding as of March 10, 1994 no director or executive officer beneficially owned in excess of one percent of the outstanding Common Stock and all directors and executive officers as a group beneficially owned -------% of the outstanding Common Stock and outstanding options and convertible notes exercisable within 60 days of March 10, 1994. Unless otherwise noted, each individual named has sole voting and investment power with respect to all shares listed as beneficially owned.

(2) Mr. Conerly holds 5,455 shares included above jointly with his wife. Mr. Conerly has shared voting and investment power with respect to these shares.

(3)  All listed shares are held in the Martha V. Dille Trust, of which Martha
V. Dille and Earl K. Dille are trustees. Mr. Dille has shared voting and investment power with respect to these shares.

(4) Mr. Hays holds all shares included above in a revocable trust of which Mr. Hays is grantor, trustee and beneficiary.

(5) Mr. Heckman holds 20,000 shares included above in two trusts of which Mr. Heckman is trustee and beneficiary. Mr. Heckman disclaims beneficial ownership of the remaining 1,012 shares included above, which are held in trusts of which he is a co-trustee. Mr. Heckman has shared voting and investment powers with respect to said 1,012 shares.


                                    - 9 -

(6) As of March 10, 1994, Mr. Jacobsen held 29,900 shares included above that are restricted shares subject to forfeiture by and reversion back to Mercantile in the event that Mr. Jacobsen terminates his employment with Mercantile during specified time periods. Mr. Jacobsen holds 28,400 shares included above in a trust of which Mr. Jacobsen is trustee. The total set forth in the table above also includes 130,250 shares subject to stock options held by Mr. Jacobsen that are either presently exercisable or which are exercisable within 60 days of March 10, 1994.

(7) Mr. Price has disclaimed beneficial ownership of 78,324 shares included above which are held in a trust of which Mr. Price is co-trustee and income beneficiary. Mr. Price has shared voting and investment power with respect to these shares. Mr. Price disclaims beneficial ownership of 734 shares included above which are held by his son. Mr. Price has no voting or investment power with respect to these shares. Mr. Price disclaims beneficial ownership of 100 shares included above which he holds as custodian for his granddaughter. The total set forth above also includes 10,010 shares subject to stock options held by Mr. Price that are either presently exercisable or which are exercisable within 60 days of March 10, 1994, and 6,697 shares which are subject to conversion rights under certain convertible subordinated capital notes which are held by Mr. Price and by his son. Mr. Price disclaims beneficial ownership with regard to 1,603 of such shares which are subject to conversion rights.

(8) Mr. Saligman has disclaimed beneficial ownership of 277 shares included above which are owned by his wife and 756 shares included above which are owned by his wife as custodian for three children. Mr. Saligman has no voting or investment power with respect to these shares.

(9)  Mr. Schnuck holds all of the shares included above jointly with his wife.

(10) Mr. Staley holds all of the shares included above in a revocable trust of which Mr. Staley is grantor, trustee and beneficiary.

(11) Mr. Stark holds all of the shares included above in a revocable trust of which Mr. Stark is grantor, trustee and beneficiary.

(12) Mr. Stroble holds 612 shares included above jointly with his wife. Mr. Stroble has shared voting and investment power with respect to these shares. An additional 200 shares included above are held in his wife's revocable trust. Mr. Stroble has no investment or voting power with regard to said shares and disclaims beneficial ownership of same.

(13) Mr. Werner disclaims beneficial ownership of 11,164 of said shares which are held by the Joseph L. Werner Residuary Trust B f/b/o Clair Henrigues.
Mr. Werner is a co-trustee, but not a beneficiary, of the trust.

(14) Mr. Wright holds all shares included above jointly with his wife. Mr. Wright has shared voting and investment power with respect to these shares.

(15) As of March 10, 1994, Messrs. Adams, Babb, McClure and all directors and executive officers as a group held 7,000, 7,425, 6,450 and 80,450 shares, respectively, included above that are restricted shares subject to forfeiture by and reversion back to Mercantile in the event that the executive officer terminates his employment with Mercantile during specified time periods. The totals set forth in the table above also include 6,250, 17,250, 2,500, 16,000 and 220,600 shares subject to stock options held by Messrs. Adams, Babb, King, McClure, and all directors and executive officers as a group, respectively, that are either presently exercisable or which are exercisable within 60 days of March 10, 1994.


                                    - 10 -

(16) Mr. King disclaims beneficial ownership of a total of 39,334 of such shares, 5,474 of which are held by his wife, 10,987 of which are held by a family trust, 11,437 of which are held by his wife as custodian for his daughter, and 11,436 of which are held in an irrevocable trust for the benefit of his son.

               COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
            REPORT TO SHAREHOLDERS REGARDING EXECUTIVE COMPENSATION

OVERALL POLICY

      Mercantile's executive compensation program is designed to be closely linked to corporate performance and returns to shareholders. To this end, Mercantile has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to Mercantile's success in meeting specified performance goals. The overall objectives in this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals contained in Mercantile's business strategy, to link executive and shareholder interests through equity-based plans, and to provide a compensation package that recognizes and rewards individual contributions, including job performance, as well as overall business results.

      Each year the Compensation and Management Development Committee (the "Committee") conducts a full review of Mercantile's executive compensation program. This review includes a comprehensive assessment of the effectiveness of Mercantile's compensation program and a comparison provided by independent consultants of Mercantile's executive compensation, corporate performance and total return to shareholders to a peer group of financial services companies that represent Mercantile's most direct competitors for executive talent. While the strongest competitors for executive talent are believed to be regional bank holding companies with assets of greater than $7 billion located primarily in the midwestern and southern United States, competitor companies for certain executive positions may be non-banking companies or may be located outside of the primary geographic recruitment area. The bank holding companies included in the Keefe, Bruyette and Woods 50 Index (the "KBW 50 Index"), which consists of 50 of the larger United States bank holding companies, and which Mercantile has utilized for a comparison of total cumulative return to shareholders included in this proxy statement, are not all necessarily considered to be the competitors in the recruitment of executive officers or for other executive compensation actions taken in 1993.

      The Committee determines the compensation of all of the executive officers who serve on Mercantile's Management Executive Committee, including the named executive officers whose compensation is detailed in this proxy statement. The Committee also sets compensation policies for approximately 147 other officers, comprising the next most highly compensated officers of Mercantile and its subsidiaries. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement (other than Mr. Jacobsen), the Committee takes into account the views of Mr. Jacobsen.

      The key elements of Mercantile's executive compensation consist of base salary, annual performance-based cash incentives, and stock-based incentives such as stock options and restricted stock. The Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Committee's policies take into account the total compensation package of each executive officer, including pension benefits, supplemental retirement benefits, insurance and other benefits, along with the programs described below.

BASE SALARIES

      Base salaries for executive officers who serve on Mercantile's Management Executive Committee are initially determined by evaluating the responsibilities of the position held and the skills, knowledge, and experience of the individual, and by referring to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies deemed to be competitors of Mercantile in the hiring of comparable executive officers. Base salaries for 1993 for such officers were targeted at the median of peer regional bank holding companies. The Committee determined that base salaries for executive officers will generally be reviewed on an asset-size adjusted basis beginning 1994. Analysis of comparisons provided by independent consultants indicated that executive officers' base salaries are currently at the median base salary levels of peers.

      Salary adjustments in respect of such executive officers are determined annually by evaluating the competitive marketplace and the performance of Mercantile and of such executive officer during the preceding year and, when applicable, taking into account new responsibilities assigned to the executive officer during the year. In the case of those executive officers with responsibility for a particular business unit, such unit's financial results are also considered. For 1993, executive officers received minimal base salary increases of up to 3% over their respective 1992 base salaries.

      The base salary granted to Mr. Jacobsen in 1993 is thought by the Committee to be competitive in the external marketplace and reflective of Mercantile's success in meeting its financial goals in 1992 and the assessment by the Committee of Mr. Jacobsen's individual performance. For 1993, Mr. Jacobsen was granted an increase of 3% over his 1992 base salary.

ANNUAL INCENTIVES

      Each of Mercantile's executive officers are eligible for an annual cash incentive award. This cash award is designed to provide an incentive for the participating executive officers to achieve annual performance goals which are based on individual, business unit and corporate measures. For 1993, the target opportunities for the executive officers were based upon the 75th percentile of incentive opportunities at peer regional bank holding companies. Performance objectives for the funding of the annual incentive target opportunities were based on achievement of net income and return on asset goals set by the Committee at the beginning of 1993. The Corporation met both goals. Additionally, each executive officer was given specific objectives with respect to the Corporation, business unit and individual performance, including, but not limited to, asset growth, asset quality, deposit growth, and productivity improvement. The named executives met their objectives in 1993. Mr. Jacobsen also participates in the annual incentive program. For 1993, Mr. Jacobsen's incentive target was based on individual performance and on the Corporation's achievement of strategic objectives for net income, return on assets and productivity improvement which were met. The Committee determined that target incentive opportunities for the executive officers for 1994 would be established at the median practice as a percent of salary for the KBW 50 Index companies. References is made to Item 5 commencing on page
- --- hereof for further description of the proposed Mercantile Bancorporation Inc. 1994 Executive Incentive Compensation Plan.

STOCK-BASED INCENTIVES

      Under Mercantile's 1987 Stock Option Plan and the 1991 Employee Incentive Plan, stock options and restricted stock may be granted to Mercantile's executive officers. The Committee sets guidelines for the size of stock option and restricted stock awards based on the responsibilities of the position held, the skills, knowledge and experience of the executive officer, the competitive compensation data from the peer group and the Corporation's financial performance. The Committee also established a target grant level at the 75th percentile of high-performing bank holding companies for 1993, believing that it would provide the incentive necessary to continue the momentum of improvement in shareholder value.

      Stock options and restricted stock awards are designed to align the interests of executives with those of the shareholders. Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over four years beginning one year following the date of grant. Restricted stock awards also typically vest over a period of at least five years beginning three years following the date of grant. This approach is designed to focus the executives on the creation of shareholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

      The Committee determined that beginning in 1994, stock-based, long-term incentive would be based on 75th percentile practices of the KBW 50, and that annual awards would be a combination of stock options and restricted performance units. Reference is made to Item 4 commencing on page
                                                                   ------
hereof for a further description of grants under the proposed Mercantile Bancorporation Inc. 1994 Stock Incentive Plan.

      In 1993, Mr. Jacobsen received options to purchase 100,000 shares with an exercise price of $48.75 per share. This represents, in part, a competitive grant level compared to annual grants by the peer group companies, in accordance with the target grant levels established by the Committee, and also serves to recognize achievement of financial goals and improvement in overall corporate performance in 1992. Specifically, the Committee felt that special recognition was appropriate for the successful turnaround of the Corporation considering the scope of the challenge. The accomplishment was especially noteworthy given the total return to shareholders over the turnaround period.


DEDUCTIBILITY OF EXECUTIVE OFFICER COMPENSATION

      The Committee's policy with respect to the tax deductibility of executive compensation above $1 million is to structure benefit plans in such a manner that permits the deductibility of such compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") when Mercantile can do so without material change to its overall compensation program.


                        THE COMPENSATION AND MANAGEMENT
                             DEVELOPMENT COMMITTEE

                               BERNARD A. EDISON
                                   (CHAIRMAN)

                   HARRY M. CORNELL, JR.      THOMAS A. HAYS
                   JAMES B. MALLOY            HARVEY SALIGMAN

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth the compensation of the named executive officers for each of the last three years:

                                              SUMMARY COMPENSATION TABLE
- ------------------------------------------------------------------------------------------------------------------------
                                                ANNUAL COMPENSATION                LONG TERM COMPENSATION      ALL OTHER
                                      -----------------------------------------------------------------------   COMPEN-
                                                                   OTHER           RESTRICTED       (#)        SATION(2)
                                                                   ANNUAL            STOCK       SECURITIES       ($)
                                         SALARY      BONUS      COMPENSATION       AWARDS(1)     UNDERLYING
NAME & PRINCIPAL POSITION       YEAR      ($)         ($)           ($)               ($0)        OPTIONS
- ------------------------------------------------------------------------------------------------------------------------
Thomas H. Jacobsen              1993    $525,300    $392,662      $32,869              0          100,000       $92,828
Chairman, President and         1992     510,000     331,500       31,856              0           20,500        44,618
Chief Executive Officer         1991     485,000     315,250                        $996,000        0

Ralph W. Babb, Jr.(3)           1993     229,300    --------        4,782              0           25,000        31,750
Vice Chairman                   1992     222,600     122,430        3,468              0            5,000        18,383
                                1991     212,000      84,800                         297,000        0

Richard C. King(4)              1993     250,000    --------        3,362              0           10,000        40,771
President and Chief             1992     N/A        N/A             N/A               N/A          N/A
Executive Officer,              1991     N/A        N/A                               N/A          N/A
Mercantile Bank of
Kansas City

John W. McClure                 1993     206,000    --------        5,402              0           20,000        28,030
Executive Vice President -      1992     200,000     110,000        3,845              0            5,000        15,728
Community Banking               1991     190,550      60,400                         258,000        0

W. Randolph Adams(3)            1993     194,500    --------        5,317              0           20,000        26,360
Executive Vice President and    1992     189,000      91,000        4,396            276,500        0            16,695
Chief Financial Officer         1991     165,000      66,600                           0            5,000
- ------------------------------------------------------------------------------------------------------------------------

(1)  Restricted stock vests at the rate of 25% of total shares after three years from the date of issuance, an additional 25% after four years from the date of issuance and the balance of the shares after five years from the date of issuance.  As of December 31, 1993, Messrs.  Jacobsen, Babb,
McClure and Adams held an aggregate of 38,200, 9,900, 8,600 and 7,000 shares of restricted stock, respectively (including the restricted stock awards referred to in the table), having an aggregate value on such date of $1,723,775, $446,738, $388,075, and $315,875 respectively.  Holders of shares of restricted stock will receive dividends on such shares during the period of restriction.

(2)  Included in the totals set forth in this column in respect of Messrs.  Jacobsen, Babb, King,
McClure, and Adams are the profit sharing and/or matching contributions of $60,129, $25,398,
$30,124, $20,727 and $18,735 for their respective accounts under Mercantile's Savings and Incentive
Plan, Supplemental Savings Plan and Stock Purchase Plan, and premiums of $32,699, $6,352, $10,647,
$7,303 and $7,625 paid by Mercantile on life insurance policies for such officers, respectively, under Mercantile's Management Life Insurance Plan.

(3)  The foregoing reflects principal position as of February 1, 1994, in respect of each of Mr. Babb and Mr. Adams.

(4)  Mr. King's employment with Mercantile commenced on January 4, 1993.

OPTION GRANTS IN LAST FISCAL YEAR

      The following tables sets forth information concerning stock option grants made in the fiscal year ended December 31, 1993 to the individuals named in the Summary Compensation Table:

                                                                                                 GRANT
                                                                                                 DATE
                                 INDIVIDUAL GRANTS                                               VALUE
                                 -----------------                                               -----
                           Number of       Percent of
                           Securities      Total Options
                           Underlying      Granted                                             Grant Date
                           Options         Employee in        Exercise or                      Present
                           Granted         Fiscal Year        Base Price       Expiration      Value(2)
       Name                (1) (#)                            ($/Sh)           Date               ($)
- ---------------------------------------------------------------------------------------------------------
Thomas H. Jacobsen         100,000         26.66%             $48.75           1/20/03         $  921,004

Ralph W. Babb, Jr.          25,000          6.66               48.75           1/20/03            230,251

Richard C. King             10,000          2.67               48.75           1/20/03             92,100

John W. McClure             20,000          5.33               48.75           1/20/03            184,201

W. Randolph Adams           20,000          5.33               48.75           1/20/03            184,201

All Optionees              375,150           100%             $48.80(3)        Various         $3,478,474

(1)  The exercise price may be paid in cash or by shares of Mercantile's Common Stock already owned or to be issued pursuant to the exercise, valued at fair market value on the date of exercise, or a combination of cash and Mercantile's Common Stock.  Options generally terminate on the earlier of:
ten years after grant; immediately on termination of employment for reasons other than retirement, disability or death; three months after termination of employment for retirement; or twelve months after termination for death or disability.  On a change of control of Mercantile, as described under
"Employment Arrangements" herein, all options become fully exercisable and include optional SARs for six months and one week following the change of control.

(2)  Option values are based upon the Black-Scholes option pricing model.  Such model assumes: (a) an option term of 10 years; (b) an expected risk-free rate of 6.5%; (c) a volatility of 0.2549, calculated using stock prices for the five years (20 quarters) prior to the grant date; (d) a dividend yield of 5.19%, also based on the five-year quarterly data prior to the grant; and (e) a cumulative vesting restrictions discount of 7.7% (3% for each year the options remain unvested).

(3)  Weighted Average.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information concerning option exercises in the fiscal year ended December 31, 1993, and options remaining unexercised at December 31, 1993, by the individuals named in the Summary Compensation Table.

                                    - 15 -


                                                                       Number of
                                                                       Securities
                                                                       Underlying              Value of Unexercised
                                                                       Unexercised             In-The-Money
                                                                       Options at              Options at Fiscal
                                                                       Fiscal Year-End(#)      Year-End(1) ($)

                          Shares Acquired                              Exercisable/            Exercisable/
          Name              on Exercise        Value Realized ($)      Unexercisable           Unexercisable
- ------------------------------------------------------------------------------------------------------------------
   Thomas H. Jacobsen           N/A                   N/A              80,125/                 $1,421,953/
                                                                       135,375                  458,984

   Ralph W. Babb, Jr.           N/A                   N/A              8,500/                   168,500/
                                                                       30,000                   45,313

   Richard C. King              N/A                   N/A              - 0 -/                   - 0 -/
                                                                       10,000                   - 0 -

   John W. McClure              N/A                   N/A              8,500/                   168,500/
                                                                       25,000                   45,313

   W. Randolph Adams           2,500                65,625             - 0 -/                   - 0 -/
                                                                       22,500                   47,188

- --------------------
      (1)  Based on a price per share of $45.125, being the last closing sale before the 1993 fiscal year end.


EMPLOYMENT ARRANGEMENTS

      All executive officers named in the Summary Compensation Table (other than Mr. King), and certain other executive officers are parties to individual employment agreements with Mercantile. These agreements define each such executive officer's employment arrangement with Mercantile prior to a change of control of Mercantile. Terms of such employment agreements for all affected executive officers other than Mr. Jacobsen expire on June 30, 1995. The agreements further provide that if the employment of the executive officer is terminated prior to the end of the term of the agreement by the executive officer for good reason or by Mercantile for any reason other than death, disability or cause, Mercantile will be obligated to continue the then-current base salary of the executive officer and all benefits for the remaining term of the agreement.

      Each of the executive officers named in the Summary Compensation Table and certain other executive officers are also protected by substantively similar contractual provisions from a decrease in compensation, benefits, title or duties for a period of three years after a change of control of Mercantile. Under such provisions, the executive officer will be entitled to receive an amount equal to the executive officer's then-current annual base salary and annual bonus in the event that the executive officer remains employed with Mercantile through the first anniversary of the change of control. Such agreements additionally provide that if there is a decrease in compensation and responsibilities of the executive officer or if the executive officer's employment is terminated for any reason other than good cause or if the officer resigns for good reason (or in the case of Mr. Jacobsen, if Mr. Jacobsen resigns for any reason within 13 months) after a change of control, Mercantile will be obligated to pay a lump-sum amount equal to twice the executive officer's then-current annual base salary and annual bonus, plus the value of certain other retirement benefits and other payments foregone due to the termination, and to continue all employee benefits through the remaining term of the agreement. If it is determined that any payments made to an executive officer pursuant to this agreement would subject the executive officer to an excise tax pursuant to Section 4999 of the Code, Mercantile will also be obligated to pay to the executive officer an additional amount sufficient to put the executive officer in the same after-tax position as he would have been in had no excise tax been imposed on such payment.

RETIREMENT PLANS

      The following table shows the estimated annual pension benefit payable to a covered participant at normal retirement age (65) under Mercantile's qualified Retirement Plan and Trust (the "Retirement Plan") as well as Mercantile's nonqualified Supplemental Retirement Plan (the "Supplemental Plan"). The Supplemental Plan provides benefits to certain participants that would otherwise be denied them by reason of certain Code limitations on Retirement Plan benefits.

                                 PENSION PLAN TABLE
Final Average
   Salary                                            Years of Service(1)(2)
- ------------                                         ----------------------
                        10           15           20           25           30
                        --           --           --           --           --
 $  150,000          $ 24,103     $ 36,154     $ 48,206     $ 60,257     $ 72,308
    350,000            57,603       86,404      115,206      144,007      172,808
    550,000            91,103      136,654      182,206      227,757      273,308
    750,000           124,603      186,904      249,206      311,507      373,808
    950,000           158,103      237,154      316,206      395,257      474,308
  1,100,000           191,603      287,404      383,206      479,007      574,808

- -------------------------
    (1) The credited years of service for the five individuals listed in the Summary Compensation
Table have been determined to be 10 for Mr. Jacobsen, 14 for Mr. Babb, 1 for Mr. King, 21 for
Mr. McClure, and 2 for Mr. Adams.

    (2) The maximum amount payable under the Retirement Plan is limited by the Code to $118,800 annually, subject to cost of living increases after 1994, certain transition rules applicable to benefits accrued before July 1, 1982, and reduction by reason of contributions under tax-qualified defined contribution plans maintained by Mercantile.  To the extent benefits under the Retirement
Plan are limited by the Code, they will be paid under the Supplemental Plan.

      Under these plans, eligible employees receive annual retirement benefits based upon the highest "Annual Average Salary" received for any period of 60 consecutive months preceding the date of termination of employment (the "Final Average Salary"). "Annual Average Salary" is defined as all compensation received by a participant for personal services performed for Mercantile or a subsidiary as an employee (other than compensation pursuant to plans, which is specifically excluded by the terms of the Retirement Plan and the Supplemental
Plan). The compensation covered by the definition of "Average Annual Salary" for each of the five individuals named in the Summary Compensation Table is equal to the sum of the "Salary" and "Bonus" columns of the Summary Compensation Table with respect to each individual. The table above presents annual retirement benefits payable as a single life annuity under both plans combined.

           INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

      The officers and directors of Mercantile are at present, as in the past, customers of one or more of Mercantile's subsidiary banks and have had and expect to have transactions with such banks in the ordinary course of business. In addition, certain of the officers and directors of Mercantile are at present, as in the past, also officers, directors or principal shareholders of corporations which are customers of such banks and which have had and expect to have transactions with such banks in the ordinary course of business. All such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable or unusual features.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                  AMONG MERCANTILE, S&P 500 AND KBW 50 INDICES

The following graph compares quarterly cumulative five-year shareholder returns (including reinvestment of dividends) on an indexed basis with the S&P 500 Stock Index and the Keefe, Bruyette & Woods 50 Index, which is composed of 50 of the nation's larger banking companies, including all money-center and most major regional banks.

                             [PERFORMANCE GRAPH]

            ITEM 2. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

      The Board of Directors has recently approved a proposal to amend Article 3 of the Restated Articles of Incorporation, as amended (the "Restated Articles"), to increase the number of shares of Common Stock, $5.00 par value, authorized thereunder from 70,000,000 to 100,000,000 and has directed that the proposal be submitted to the vote of the shareholders at the Annual Meeting. Mercantile also has a class of Preferred Stock, no par value, authorized pursuant to Article 3 of its Restated Articles. No change to the number of shares of Preferred Stock presently authorized is being made pursuant to this proposed amendment.

      On March 10, 1994, the record date for the Annual Meeting, ------------- shares of Mercantile's Common Stock were issued and outstanding. In addition, approximately ----------------- shares of Common Stock will be required to satisfy Mercantile's potential obligations under its stock-based benefit plans and convertible debt instruments. Accordingly, Mercantile would have only approximately -------------------- authorized shares of its Common Stock that were not issued, reserved or designated for issuance as described above.

      The Board of Directors of Mercantile believes that it is in the best interests of Mercantile and its shareholders to increase the number of authorized but unissued shares of its Common Stock. The increase will provide a reserve of shares available for issuance upon authorization of the Board for any general corporate purpose (including, without limitation, stock dividends and/or split-ups) without the necessity of soliciting further shareholder approval.

      Except as set forth above, Mercantile has no understandings, arrangements or agreements currently contemplated that would require the issuance of additional shares of Common Stock. The authorized shares will, however, be used from time to time in connection with future acquisitions, capital raising, stock-based employee benefit plans and other stock requirements of Mercantile. The additional shares of Common Stock for which authorization is sought herein would be identical to the shares of Common Stock now authorized under the Restated Articles. The amendment to increase the number of authorized shares will not affect the legal rights of the holders of the existing shares of Common Stock.

      Adoption of the proposed amendment could render more difficult any attempted takeover of Mercantile that is opposed by Mercantile's Board of Directors. The Board of Directors may issue, without further action or approval of the shareholders, additional shares of Common Stock to the public, thereby increasing the number of shares that would have to be acquired to effect a change of control of Mercantile.

      Mercantile's Restated Articles and By-laws also contain certain provisions which: (i) classify the Board of Directors into three classes and stagger the terms of office of such classes over three years; (ii) require the affirmative vote of the holders of at least 75% of the voting power of all of the outstanding shares entitled to vote in the election of directors to remove a director without cause; (iii) require the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of Mercantile's capital stock to approve certain "business combinations" with "interested parties" unless at least two-thirds of the Board of Directors first approves such transactions; and (iv) require the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of Mercantile's capital stock for the amendment, alteration, change or repeal of any of the above provisions unless at least two-thirds of the Board of Directors first approves such action. Such provisions may have the effect of making a change of control of Mercantile more difficult.

      In addition, Mercantile's By-laws contain certain provisions that could make it more difficult for shareholders to propose nominees for election as directors or to bring other matters before annual meetings of the shareholders. The By-laws provide that shareholders seeking to propose nominees or to bring other matters before an annual meeting must meet certain designated procedural requirements, including specifying certain information regarding the nominee or the matter to be presented in a notice delivered to Mercantile not less than 30 nor more than 60 days prior to the date of the meeting. These provisions may be deemed to have a deterrent effect on potential takeover bids.

      The Restated Articles also provide for the issuance of up to 5,000,000 shares of Preferred Stock, none of which have been issued to date. The Board of Directors is authorized, without further shareholder action or approval, to set such rights and conditions of the Preferred Stock as it deems appropriate, including dividend rates, redemption features, liquidation rights, conversion rights, voting rights and such other preferences, qualifications, limitations, restrictions and special rights. The issuance of Preferred Stock with certain terms and conditions under certain circumstances may render a change of control of Mercantile more difficult.

      The Board of Directors of Mercantile has created a series of Preferred Stock, designated as Series A Junior Participating Preferred Stock (the "Series A Preferred Stock"), in conjunction with its adoption of a preferred share purchase rights plan (the "Rights Plan"). Currently, one preferred share purchase right (the "Right") trades with each share of Common Stock. Such Right will not be exercisable and will continue to trade in tandem with the Common Stock until the tenth day after the public announcement that a person or group of related persons has acquired, or has commenced a tender offer to acquire, beneficial ownership of 20% or more of Mercantile's outstanding Common Stock. Upon the Right becoming exercisable, each Right will entitle the holder thereof to purchase one one-hundredth of a share of Series A Preferred Stock at a price of $100. In the event that a person or group acquires beneficial ownership of 20% or more of Mercantile's Common Stock, each Right (other than the Rights held by the acquiring person or its affiliates) will allow the holder thereof to purchase the number of shares of Mercantile's Common Stock having a market value equal to twice the purchase price set forth in the Right. If Mercantile or a majority of its assets or earning power is acquired, each Right (other than those held by the acquiring person or its affiliates) will entitle the holder to purchase the number of shares of Common Stock of the surviving or acquiring entity having a market value equal to twice the purchase price set forth in the Right.

      The Rights Plan is designed to encourage potential acquirors to negotiate with the Board of Directors of Mercantile prior to attempting a takeover of Mercantile. While the Rights Plan is not intended to be a bar to unsolicited acquisition proposals for Mercantile, the effect may be to deter certain unsolicited takeover bids.

      The complete text of the proposed amendment to the Restated Articles is set forth in Appendix A to this Proxy Statement.

      Adoption of the proposed amendment to Article 3 of Mercantile's Restated Articles will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of Mercantile. The Board of Directors recommends a vote "FOR" the proposed amendment to Article 3 of the Restated Articles.

            ITEM 3. PROPOSAL TO ADOPT MERCANTILE BANCORPORATION INC.
                           1994 STOCK INCENTIVE PLAN

      The Board of Directors has adopted, subject to approval by the shareholders of Mercantile, the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan (the "Plan"), which provides for the granting of stock options and other stock-based awards. The Plan is in addition to the existing 1987 Stock Option and 1991 Employee Incentive Plans (collectively, "Prior Plans") which will remain in place until the grants outstanding thereunder are exercised and/or forfeited or until such plans expire, although no further grants will be made thereunder. The total number of shares of Mercantile Common Stock issuable under the Plan is not to exceed 1,500,000 shares, plus
                                                                        ----
(a) any shares issued pursuant to awards made under the Plan which are forfeited in accordance with Plan provisions, (b) any shares provided for under any Prior Plan which are either not issued or are returned to Mercantile due to cancellation, grant expiration or forfeiture in accordance with the provisions of any such Prior Plan, and (c) any shares which have been exchanged in full or partial payment in connection with the exercise of any award under the Plan or any Prior Plan. The shares issuable under the Plan, as aforesaid, shall be subject to adjustment in the event of any change in the outstanding shares of such stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar changes affecting generally shareholders of Mercantile.

      The Board of Directors believes that the Plan will advance the interests of Mercantile and its shareholders by providing additional incentives and motivation toward superior performance and by enabling Mercantile and its subsidiaries to attract and retain the services of key employees upon whose judgment, talents and special effort the successful conduct of its operations is largely dependent. The vote required to approve the Plan is a majority of the shares of Mercantile's Common Stock present, in person or by proxy, and voting at the Annual Meeting.

      The Plan is administered by the Compensation and Management Development Committee of the Board of Directors (the "Committee"), consisting of three or more non-employee directors of Mercantile. Members of the Committee are not eligible to be awarded stock options, stock appreciation rights or stock grants under the Plan. The Committee, by majority action thereof, is authorized in its sole discretion to determine the individuals to whom the awards will be granted, the type and amount of such awards and the terms thereof, as well as to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of Mercantile, and to make all other determinations necessary or advisable for the administration of the Plan to the extent not contrary to the express provisions of the Plan.

      The Committee, subject to adoption of the Plan by the shareholders of Mercantile, has approved the following Stock Option and Stock Grant awards to each of the executive officers: Stock Options for 72,000 shares and restricted performance units for 8,000 shares for Mr. Jacobsen; Stock Options for 22,500 shares and restricted performance units for 2,600 shares for Mr. Babb; Stock Options for 16,500 shares and restricted performance units for 2,000 shares for Mr. King; Stock Options for 22,500 shares and restricted performance units for 2,600 shares for Mr. McClure; Stock Options for 22,500 shares and restricted performance units for 2,600 shares for Mr. Adams; Stock Options for 237,300 shares and restricted performance units for 27,400 shares for all executive officers as a group and Stock Options for 461,830 shares and restricted performance units for 27,400 for all employees as a group. The subject restricted performance units are stock-based grants, the performance criteria for which are described in Item 4, commencing on page -------- hereof.

      The complete text of the Plan is set forth in Appendix B to this Proxy Statement. The following summary of certain provisions of the Plan is qualified in its entirety by reference to the full Plan.

DESCRIPTION OF PLAN

      Any current employee of Mercantile and its subsidiaries will be eligible to receive (a) stock options ("Stock Options") which may or may not qualify as incentive stock options within the meaning of Section 422 of the Code, (b) stock appreciation rights ("SARs") and/or (c) stock-based grants for Mercantile Common Stock ("Stock Grant").

      STOCK OPTIONS. Stock Options granted under the Plan shall entitle the holder thereof to purchase Mercantile's Common Stock at the "Base Price" established therefore by the Committee which price shall not be less than the "Fair Market Value" (as defined in the Plan) of Mercantile's Common Stock at the time of grant. The Stock Option may be exercised at any time during the term of the option as determined by the Committee at the time of the grant.

      There is no maximum or minimum number of shares for which a Stock Option may be granted; provided, however, for any employee, the aggregate Fair Market Value of Common Stock subject to qualifying incentive stock options that are exercisable for the first time in any calendar year may not exceed the limits established therefore from time to time under Section 422 of the Code; and, provided further, that in no event shall the maximum number of shares which may be awarded in the form of Stock Options or SARs to any one individual exceed 225,000 shares.

      SARS. A SAR gives to the holder thereof a right to receive, at the time of surrender, Mercantile Common Stock equal in value to the difference between the Fair Market Value of such stock at the date of surrender of the SAR and the "Base Price" established by the Committee therefore at the time of grant, subject to any limitation imposed by the Committee on appreciation. The "Base Price" shall not be less than the Fair Market Value of Mercantile's Common Stock on the date of the grant of the SAR. A SAR may be granted either independent of, or in conjunction with, any Stock Option. If granted in conjunction with a Stock Option, at the discretion of the Committee, a SAR may either be surrendered (a) in lieu of the exercise of such Stock Option, (b) in conjunction with the exercise of such Stock Option, or (c) upon expiration of such Stock Option and SAR and shall be awarded in such number and under such terms and conditions as are determined appropriate by the Committee. In no event shall the maximum number of shares which may be awarded in the form of SARs or Stock Options to any individual exceed 225,000 shares.

      STOCK GRANTS. The Committee may issue shares or units equivalent in value to shares of Mercantile's Common Stock to designated employees in such amounts and under such terms and conditions, including vesting and payout, as the Committee shall determine appropriate at the time of the award, including, without limitations, achievement of specific business objectives and other measurements of individual, business unit or organization performance. The total number of shares of Mercantile's Common Stock available for Stock Grants is 320,000 shares, unless such grants were awarded as the payment form for grants or rights under any other employee or compensation plan of Mercantile.

      In the event of any "Change in Control" (as defined in the Plan) all awards outstanding under the Plan become immediately and fully exercisable or payable in accordance with Plan provisions. Also in the event of a Change in Control or in the event of the liquidation or reorganization of Mercantile, the Committee is authorized to provide for such adjustments and/or settlement arrangements as the Committee determines appropriate, whether at the time of award or subsequent date.

      The Plan is to remain in effect until (a) all Common Stock reserved under the Plan shall have been purchased or acquired, (b) the date the Board terminates the Plan, or (c) April 27, 2004, whichever shall first occur. The Board, by majority action thereof, at any time may terminate, and from time to time may amend or modify the Plan; provided, however, that no such action of the Board may, without the approval of the shareholders of Mercantile: (a) increase the total amount of shares which may be issued under the Plan: (b) cause the Plan not to comply with either Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Code. No amendment, modification or termination of the Plan shall in any manner adversely affect any award theretofore granted under the Plan, without the consent of the participant affected thereby.

FEDERAL INCOME TAX CONSEQUENCES

      No income will be realized by a participating officer or employee on the grant of an incentive stock option or an option which is not an incentive stock option ("non-qualified option"), or the grant of a SAR. No income will be realized by a participant, officer or employee upon the award of a Stock Grant if the Stock Grant is subject to conditions which constitute a substantial risk of forfeiture within the meaning of Section 83 of the Code. Mercantile will not be entitled to a deduction at the time a Stock Option or SAR is granted, or at the time of award of a Stock Grant which is subject to a substantial risk of forfeiture. If a holder exercises an incentive Stock Option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the Stock Option, no income will be realized by the holder at the time of exercise. Mercantile will not be entitled to a deduction by reason of the exercise.

      If a holder disposes of the shares acquired pursuant to an incentive Stock Option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. Mercantile generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

      Upon the exercise of a non-qualified option, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. Mercantile generally will be entitled to a deduction equal to such excess amount in the year of exercise.

      A holder will realize income as a result of the surrender of a SAR at the time the stock is issued or the cash is paid. The amount of income realized will be equal to the fair market value of shares issued on the date of surrender of the SAR, plus the amount of cash, if any, received.
Mercantile will be entitled to a deduction equal to the income realized in the year in which the SAR is surrendered for payment.

      The holder of a Stock Grant which is not subject to Committee-imposed restrictions which constitute a substantial risk of forfeiture will realize income at the time the Stock Grant is awarded. Subject to a voluntary election by the holder under Section 83(b) of the Code, a holder will realize income as a result of the award of Stock Grants subject to Committee-imposed restrictions which constitute a substantial risk of forfeiture at the time the restrictions expire on such shares. An election in these cases pursuant to
Section 83(b) of the Code would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will equal the fair market value of the Shares or share equivalent at the time that any restrictions lapse or otherwise cease to constitute a substantial risk of forfeiture (or on the date of award of the Stock Grant, in the event of a Section 83(b) election or the award of a Stock Grant which is not subject to a substantial risk of forfeiture) over the purchase price, if any, of such shares. Mercantile generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

The Board of Directors recommends a vote "FOR" the adoption of the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan.

              ITEM 4.  PROPOSAL  TO QUALIFY RESTRICTED PERFORMANCE
               UNIT GRANTS UNDER MERCANTILE BANCORPORATION INC.
                1994 STOCK INCENTIVE PLAN AS "PERFORMANCE-BASED"

      The Board of Directors has adopted, subject to approval by the shareholders of Mercantile, a structure for grants of restricted performance units under the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan in order to qualify such grants as "performance-based" under federal tax legislation enacted in 1993.

      Pursuant to the Plan, if approved by the shareholders of Mercantile, the Compensation and Management Development Committee of the Board of Directors granted restricted performance units to selected senior Mercantile officers. Grants of restricted performance units entitle the recipient to receive one share of Mercantile Common Stock for each unit based upon Mercantile's performance over a multi-year period as compared to pre-established financial objectives. Approval of the performance-based structure adopted by the Board of Directors is necessary if the restricted performance units for 1994 and subsequent years are to be fully tax deductible to Mercantile under the Code when paid. The vote required to approve such structure is a majority of the shares of Mercantile's Common Stock present, in person or by proxy, and voting at the Annual Meeting.

      The structure adopted by the Committee in respect of such restricted performance unit grants is as follows:

      .  Grants will be made periodically as determined by the Committee;

      . Performance will be measured over a 3-year performance period, which may overlap with performance periods related to grants in subsequent years;

      . Grants made in 1994 will be earned based upon Mercantile's earnings per share growth over the performance period. During the term of the Plan, the Committee may also determine grants to be earned based upon return on assets, net income, overhead ratio, expense to assets ratio, total shareholder return, or net interest rate margin, individually or in combination;

      . The Committee shall exclude such extraordinary and non-recurring items as its auditors may deem appropriate in determining the aforementioned financial measures for these purposes;

      . The number of restricted performance units earned as a percent of the individual executive's total grant shall be determined solely by a pre-established schedule or target level;

      . No individual may be granted, subject to earnout, more than 12,000 restricted performance units in any year under the structure proposed;

      . Previously made grants will be null and void in the event the Plan is not approved by shareholders; and

      . This structure will remain in force and effect until amended by the Committee and approved by the shareholders.

The Board of Directors recommends a vote "FOR" the adoption of the restricted performance unit grant structure for grants of restricted performance units under the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan.

                     ITEM 5.  PROPOSAL TO ADOPT MERCANTILE
                   1994 EXECUTIVE INCENTIVE COMPENSATION PLAN

      The Board of Directors has adopted, subject to approval by the shareholders of Mercantile, the Mercantile Bancorporation Inc. 1994 Executive Incentive Compensation Plan (the "Executive Incentive Plan") to provide selected senior Mercantile officers with annual bonus opportunities based upon preestablished performance objectives. The Executive Incentive Plan will be administered by the Compensation and Management Development Committee.

      The Executive Incentive Plan is designed to qualify such bonus opportunities as "performance-based" under federal tax legislation enacted in 1993. Approval by the shareholders of this Executive Incentive Plan is necessary if the bonus opportunity awards for 1994 and subsequent years are to be fully tax deductible to Mercantile under the Code when paid. The vote required to approve the Executive Incentive Plan is a majority of the shares of Mercantile's Common Stock present, in person or by proxy, and voting at the Annual Meeting.

      All senior officers of Mercantile, including, without limitation, the Chief Executive Officer and other key executives of Mercantile, are eligible to participate in the Executive Incentive Plan. The Committee, by majority action thereof, is authorized in its sole discretion to determine the senior officers who are to participate in the Executive Incentive Plan and the amount and terms of any and all awards made thereunder. The Committee is also authorized to interpret the Executive Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the Executive Incentive Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of Mercantile, and to make all other determinations necessary or advisable for the administration of the Executive Incentive Plan to the extent not contrary to the express provisions thereof.

      The complete text of the Executive Incentive Plan is set forth in Appendix C to this Proxy Statement. The following summary of certain provisions of the Executive Incentive Plan is qualified in its entirety by reference to the full Executive Incentive Plan.

DESCRIPTION OF EXECUTIVE INCENTIVE PLAN

      The Executive Incentive Plan provides for the creation of an aggregate bonus pool for annual incentive opportunities based on Mercantile's performance for the applicable year versus preestablished objectives. Under the Executive Incentive Plan, the performance basis for the determination of the bonus pool is both Mercantile's net income and return on assets for the applicable year. During the term of the Executive Incentive Plan, the Committee may also determine the bonus pool based upon the Company's earnings per share growth, overhead ratio, expense to assets ratio, total shareholder return or net interest rate margin, individually or in combination.

      Each participating employee is assigned a target bonus award at the start of each year. Target awards are expressed as a percent of base salary, as of the start of the applicable performance year. The highest level of target award currently assigned is 75% of base salary. Actual individual awards, subject to adjustment as described below, are determined based upon a participant's performance as compared to preestablished individual objectives. The aggregate of the individual awards determined in this manner cannot exceed the aggregate bonus pool developed as previously described. To the extent the available bonus pool is not allocated, excess amounts may not be carried over for allocation in a subsequent year.

      The Executive Incentive Plan also provides for additional bonus opportunity based upon the attainment of stretch objectives which are preestablished with a high degree of difficulty of attainment. The Committee determines the objectives from among those criteria cited previously and has selected for the applicable year two productivity measures. The productivity objectives established under the Executive Incentive Plan are reductions in Mercantile's overhead ratio and its expense to asset ratio. Depending upon Mercantile's actual productivity increases, as measured against these two ratios, a participant's bonus award and the bonus pool referred to above can be increased by up to an additional 25%; thus, providing a maximum incentive opportunity of 93.75% of beginning of year base salary.

      As described above, individual awards are a function of base salary and achieved performance. Pursuant to the Executive Incentive Plan, no one participant can receive more than 93.75% of beginning of year base salary in any year under the Plan.

      The Executive Incentive Plan will remain in effect until (a) the date the Board terminates the plan, or (b) April 27, 1999, whichever shall first occur. The Board, by majority action thereof, at any time may terminate and from time to time may make further amendments or modifications to the Executive Incentive Plan; provided, however, that no such action of the Board may, without the approval of the shareholders of Mercantile, cause the Executive Incentive Plan not to comply with either Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Code. No amendment, modification or termination of the Executive Incentive Plan shall in any manner adversely affect any award theretofore granted under the plan, without the consent of the participant effected thereby.

The Board of Directors recommends a vote "FOR" the adoption of the Mercantile Bancorporation Inc. 1994 Executive Incentive Compensation Plan.


           ITEM 6.  PROPOSAL TO ADOPT MERCANTILE BANCORPORATION INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN

      The Board of Directors has adopted, subject to approval by the shareholders of Mercantile, the Mercantile Bancorporation Inc. Voluntary Deferred Compensation Plan (the "Deferred Compensation Plan") to provide a means by which key employees may defer, at their election, all or a portion of their compensation for services rendered or to be rendered to Mercantile.

      The Board of Directors believes that the Deferred Compensation Plan will advance the interests of Mercantile and its shareholders by enabling the Corporation to attract and retain the services of key employees. The vote required to approve the Deferred Compensation Plan is a majority of the shares of Mercantile's Common Stock present, in person or by proxy, and voting at the Annual Meeting.

      The complete text of the Deferred Compensation Plan is set forth in Appendix D to this Proxy Statement. The following summary of certain provisions of the Deferred Compensation Plan is qualified in its entirety by reference to the full Deferred Compensation Plan.

DESCRIPTION OF THE DEFERRED COMPENSATION PLAN

      Under the terms of the Deferred Compensation Plan, a qualifying employee of Mercantile can defer the receipt of all or a portion of the compensation to which such employee is or will be entitled until the first to occur of any of the following events: "Change in Control" (as defined in the Deferred Compensation Plan), death or disability of the employee, termination of services as an employee or the date initially elected by the employee for the distribution thereof. Cash compensation amounts so deferred will be maintained, at the option of the electing employee, as either cash balances, with the value thereof being measured against changes in an investment index designated under the provisions of the Deferred Compensation Plan, or as units, each of which is the equivalent of one share of Mercantile Common Stock ("Stock Units") in an account established by Mercantile for such employee's benefit ("Deferred Compensation Account"). Deferred amounts to be maintained as Stock Units will be credited to the Deferred Compensation Account of such employee on a "Fair Market Value" (as defined in the Deferred Compensation
Plan) -equivalent basis. That portion of the Deferred Compensation Account of a participating employee consisting of cash balances will be credited with the amount of any accretion in value thereof based upon the applicable investment index. That portion of the Deferred Compensation Account of a participating employee consisting of Stock Units will be increased, quarterly, at the time dividends are payable in respect of Mercantile's Common Stock, by stock units equal to (a) the product of the per-share dividend then payable with respect to Mercantile's Common Stock, multiplied by the number of Stock Units previously credited to such account of the employee, divided by (b) the Fair Market Value of Mercantile's Common Stock on such date.

      The total number of Stock Units in an employee's Deferred Compensation Account and funds, if any, credited to such employee's account shall be distributed to the employee in the form of Mercantile Common Stock in an equivalent amount and, as applicable, in cash following the expiration of the Deferral Period. In lieu of fractional shares of Mercantile's Common Stock, each employee entitled to receive payments in respect of Stock Units will receive cash in an amount determined by multiplying the fractional share interest to which such employee would otherwise be entitled by the then Fair Market Value thereof.

      Stock Units credited under the Deferred Compensation Plan shall be subject to adjustment in the event of any change in the outstanding shares of Mercantile's Common Stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar changes affecting generally shareholders of Mercantile or in the event of any Change in Control.

      The Board at any time may amend, suspend or terminate the Deferred Compensation Plan at such time or times it deems such advisable, provided that no amendment, suspension or termination shall alter or impair any amounts then deferred by any employee without the consent of the employee affected thereby.

FEDERAL INCOME TAX CONSEQUENCES

      No income will be realized by an employee at the time amounts are deferred, whether those amounts are recorded as cash balances or as Stock Units; nor will the employee realize income when deferred amounts are credited with additional amounts representing interest, earnings or dividend equivalents. Mercantile, will not be entitled to a deduction at the time amounts are deferred and credited to the account of an employee.

      Upon receipt of a distribution of stock from the Stock Unit subaccount under the Deferred Compensation Plan, the employee will realize income equal to the Fair Market Value of such stock at the date of distribution. A distribution of cash, either with respect to a fractional unit in the Stock Unit subaccount or with respect to a balance recorded in cash, will also be treated as realized income by the employee at the time of receipt. Mercantile will be entitled to a deduction equal to the amounts includible in income by the employee in the year stock and/or cash are distributed.


            ITEM 7. PROPOSAL TO ADOPT MERCANTILE BANCORPORATION INC.
              1994 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

      The Board of Directors has adopted, subject to approval by the shareholders of Mercantile, the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan for Non-Employee Directors (the "Director Plan"), which provides for the granting of stock-based awards to directors of Mercantile Bancorporation Inc. who are not employees of Mercantile or its subsidiaries ("Non-Employee Directors"). The Director Plan is intended to provide Non-Employee Directors with an incentive and a means by which they may increase their personal interest in the continued success of the Corporation. The Director Plan further provides a means by which Non-Employee Directors may defer, at their election, all or a portion of their retainer and/or meeting fees.

      The Board of Directors believes that the Director Plan will advance the interests of Mercantile and its shareholders by providing such incentives and enabling the Corporation and the subsidiaries to attract and retain the services of well-qualified individuals to serve as Non-Employee Directors. The vote required to approve the Director Plan is a majority of the shares of Mercantile's Common Stock present, in person or by proxy, and voting at the Annual Meeting.

      The complete text of the Director Plan is set forth in Appendix E to this Proxy Statement. The following summary of certain provisions of the Director Plan is qualified in its entirety by reference to the full Director Plan.

DESCRIPTION OF PLAN

      Under the terms of the Director Plan, each Non-Employee Director will receive units ("Stock Units"), each of which is the equivalent of one share of Mercantile's Common Stock as, or as an adjunct to, their annual retainer for services rendered or to be rendered as directors. Stock Units will be awarded annually at the time of the annual meeting of the Mercantile's shareholders ("Annual Awards") and quarterly, at the time dividends are payable in respect of Mercantile's Common Stock ("Quarterly Awards") and credited to accounts ("Stock Unit Accounts") established by Mercantile for the benefit of each Non-Employee Director. Annual Awards to each Non-Employee Director will be limited to the lesser of (a) the number of Stock Units determined by dividing Ten Thousand Dollars ($10,000.00) by the "Fair Market Value" (as defined in the Director Plan) at the time of the award, or (b) one hundred (100). Quarterly Awards to each Non-Employee Director will be in amounts equal to (a) a product of the per-share dividend payable with respect to Mercantile's Common Stock on the date of the award, multiplied by the number of Stock Units previously credited to the account of such Non-Employee Directors account, divided by (b) the "Fair Market Value" of a share of Mercantile's Common Stock on that date.

      In addition, pursuant to the Director Plan, a Non-Employee Director can elect to defer until after the termination of services as a director (or earlier Change in Control) the receipt of all or a portion of the retainer and/or meeting fees to which such director is entitled. Amounts so deferred will be credited, at the option of the electing Non-Employee Director, to either (a) an interest-bearing cash account established by Mercantile for the benefit of such Non-Employee Director ("Cash Account") which will be adjusted for gains or losses based upon an index selected by the Non-Employee Directors, or (b) to such director's Stock Unit Account.
Deferred cash amounts credited to Stock Unit Accounts will be contemporaneously converted to Stock Units on a Fair Market Value-equivalent basis.

      The total number of Stock Units in a Non-Employee Director's Stock Unit Account and funds, if any, credited to such director's Cash Account shall be distributed to the Non-Employee Director in the form of Mercantile's Common Stock in an equivalent amount and, as applicable, in cash following the termination of service of such Non-Employee Director (or earlier Change in Control); provided, however, that no distribution shall be made in respect of Annual Awards earlier than twelve months following the date of such grant. In lieu of fractional shares of Mercantile's Common Stock, each Non-Employee Director entitled to receive payments in respect of Stock Units will receive cash in an amount determined by multiplying the fractional share interest to which such director would otherwise be entitled by the then Fair Market Value thereof.

      Stock Units credited under the Director Plan shall be subject to adjustment in the event of any change in the outstanding shares of Mercantile's Common Stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar changes affecting generally shareholders of Mercantile or in the event of any "Change in Control" (as defined in the Director Plan).

      The Director Plan is to remain in place until terminated by the Board of Directors. The Board at any time may amend or modify the Plan, provided that no amendment may be made to the formulae for determining the amount and timing of Stock Unit grants more often than once every six months. No amendment, modification or termination of the Director Plan shall in any manner adversely affect any award theretofore granted under the Director Plan, without the consent of the participant affected thereby.

FEDERAL INCOME TAX CONSEQUENCES

      No income will be realized by a Non-Employee Director at the time Stock Units are credited to the Stock Unit Account, whether by reason of an Annual Award or the Non-Employee Director's election to defer receipt of the retainer and/or meeting fees; nor will the Non-Employee Director realize income when the deferred retainer and/or meeting fees are credited to the Cash Account; nor will any income be realized by the Non-Employee Director when dividend equivalents or earnings credits are added to the Stock Unit Account or Cash Account, respectively. Mercantile will not be entitled to a deduction at the time amounts are credited to the Stock Unit Accounts or Cash Accounts.

      Upon receipt of a distribution of stock from the Stock Unit Account, the Non-Employee Director will realize income equal to the Fair Market Value of such stock at the date of distribution. A distribution of cash, either from the Cash Account or with respect to a fractional unit in the Stock Unit Account, will also be treated as realized income by the Non-Employee Director at the time of receipt. Mercantile will be entitled to a deduction equal to the amounts includible in income by the Non-Employee Director in the year the stock and/or cash are distributed.


The Board of Directors recommends a vote "FOR" the adoption of the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan for Non-Employee Directors.

                              INDEPENDENT AUDITORS

      The firm of KPMG Peat Marwick has been selected as Mercantile's independent auditors for 1994. They were also Mercantile's independent auditors for 1993. A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting of Shareholders. The representative shall have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

      All proposals of shareholders, including nominations of directors, intended to be presented at the 1995 Annual Meeting of Shareholders must be received in writing by the Corporate Secretary at Mercantile Bancorporation Inc., P.O. Box 524, St. Louis, Missouri 63166-0524, by November -----, 1994, in order to be considered for inclusion in Mercantile's Proxy Statement and proxy for the 1995 meeting.

                            DISCRETIONARY AUTHORITY

      The Board of Directors does not intend to present at the Annual Meeting of Shareholders any business other than that referred to in the accompanying Notice of Annual Meeting. It was not aware, as of a reasonable time before this solicitation of proxies, of any other matters which may properly be presented for action at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote the proxies in accordance with their best judgment in the interest of Mercantile.



March ------, 1994


- ------------------------------------------------------------------------------
    A copy of the 1993 annual report on Form 10-K filed with the Securities and Exchange Commission by Mercantile may be obtained by any shareholder, without charge, upon written request to Jon W. Bilstrom, General Counsel and Secretary, Mercantile Bancorporation Inc., P.O. Box 524, St. Louis, Missouri 63166-0524.
- ------------------------------------------------------------------------------

94proxy

                                        Notice of Annual Meeting
                                        Of Shareholders
                                        and Proxy Statement

                                        April 28, 1994









IMPORTANT:
All shareholders are
requested, at their earliest
convenience, to date, sign
and mail promptly the
enclosed proxy for which a                   Mercantile
stamped, addressed                           Bancorporation
envelope is provided.                        Inc.

                                                                  APPENDIX A


             RESOLUTION TO AMEND RESTATED ARTICLES OF INCORPORATION
                                       OF
                         MERCANTILE BANCORPORATION INC.


      The following amendment to the Restated Articles of Incorporation, as amended, of Mercantile Bancorporation Inc. (the "Company") shall be put to a vote of the shareholders of the Company at the Annual Meeting of Shareholders to be held April 28, 1994.

      RESOLVED, that Article 2 of the Restated Articles of Incorporation of the Company shall be amended to increase the aggregate number of shares of Common Stock, $5.00 par value per share, of the Company authorized for issuance from 70,000,000 to 100,000,000 shares.

                                                                  APPENDIX B
                         MERCANTILE BANCORPORATION INC.

                           1994 STOCK INCENTIVE PLAN


1.  PURPOSE

    The purpose of the Mercantile Bancorporation Inc. (the "Company") 1994 Stock Incentive Plan (the "Plan") is to advance the interest of the Company and its shareholders by encouraging the success of the Company by providing for the acquisition of an equity interest by key employees, by providing additional incentives and motivation toward superior Company performance, and by enabling the Company to attract and retain the services of key employees upon whose judgment, talents, and special effort the successful conduct of its operations is largely dependent.

2.  TERM

    The Plan shall be effective as of April 28, 1994, and shall remain in effect until the earlier of ten (10) years from the effective date or termination of the plan by the Board of Directors of the Company (the "Board"). The Plan shall be subject to approval by the shareholders of the Company, but if that approval has not been obtained before April 29, 1995, the Plan shall be void, and any awards issued thereunder shall be void. If the Plan is terminated by the Board, no awards may be issued after the effective date of such termination, but, subject to the preceding sentence, previously issued awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

3.  PLAN ADMINISTRATION

    The Plan shall be administered by a committee (the "Committee") of and appointed by the Board consisting of three or more non-employee Directors each of whom is both (1) qualified to administer this Plan as contemplated by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"), and (2) considered to be an "outside director" as contemplated by
    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee'shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations, forms and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be executed in the best interests of the Company and in keeping with the objectives of the Plan. This power includes, but is not limited to, selecting award recipients, establishing all award terms and conditions and adopting modifications, amendments, forms and procedures, including subplans and the like, as may be necessary to comply with provisions of any applicable regulatory rulings. The Committee may delegate part or all of its administrative authority hereunder to one or more of it members, as the members by unanimous consent deem appropriate.

4.  ELIGIBILITY

    Any employee of the Company shall be eligible to receive one or more awards under the Plan. "Employee" shall also include any former employee of the Company eligible to receive an assumed or replacement award as contemplated in Sections 5 and 6, and for purposes of this Section 4 "Company" includes any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

5.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

    (a) Subject to Section 6, the maximum aggregate number of shares of Common Stock of the Company ("Shares") which may be issued to participants under the Plan shall not exceed two million two hundred fifty thousand (2,250,000), plus any Shares which are forfeited or tendered pursuant to either or both of the following plans of the Company which previously have received shareholder approval ("Prior Plans"): the Mercantile Bancorporation Inc. 1987 Stock Option Plan and the Mercantile Bancorporation Inc. 1991 Employee Incentive Plan. Of these shares, no more than two million two hundred fifty thousand (2,250,000) shall be issued to Participants pursuant to incentive stock options. In addition, the amount of shares representing forfeited or tendered shares shall not be available for awards to persons subject to Section 16 of the Act, to the extent necessary to comply with Rule 16b-3 under the Act. For purposes of this Section 5, the following shall apply: (i) "Forfeited" shares means any Shares issued pursuant to awards made under a Plan which are forfeited to the Company pursuant to award terms and conditions, including any Shares covered by grants made under any Prior Plan which are returned to the Company because of the cancellation, expiration or forfeiture of a grant made under the Prior Plan, as well as any shares which, at the expiration of the particular plan pursuant to its terms, remain unallocated to awards previously made under the plan; and (ii) "Tendered" shares means any Shares which have been exchanged, either actually or by attestation, by a person as full or partial payment made to the Company on or after the effective date of a Plan in connection with any award under the Plan.

    (b) Except as provided in Section 7, in no event shall more than four hundred eighty thousand (480,000) Shares (plus the number of shares of Restricted Stock authorized under the Mercantile Bancorporation 1991 Employee Incentive Plan which either have not been awarded under that plan or have been awarded but subsequently forfeited pursuant to their terms) be issued in connection with the award of stock pursuant to
         Section 6(c), unless such stock was awarded as the payment form for grants or rights under any other employee or compensation plan of the Company. Additionally, the maximum number of Shares which may be awarded in the form of stock options or SARs to any one individual under the Plan shall be limited to three hundred thirty seven thousand five hundred (337,500) Shares.

    (c) In instances where a stock appreciation right ("SAR") or other award is settled in cash or a form other than Shares, the Shares that would have been issued had there been no cash or other settlement shall nevertheless be deemed issued and shall no longer be available for issuance under the Plan. However, the payment of cash dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the Shares available for issuance, except to the extent required to comply with Rule 16b-3 under the Act. Any Shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the Shares available for issuance under the Plan.

    (d) Any Shares issued under the Plan may consist in whole or in part of authorized and unissued Shares or of treasury Shares, and no fractional Shares shall be issued under the Plan. Cash may be paid in lieu of any fractional Shares in settlement of awards under the Plan.

6.  AWARDS

    The Committee shall determine the type or types of award(s) to be made to each participant. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of or substitution for, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity. The types of awards that may be granted under the Plan are:

    (a) Stock Options -- A grant of a right to purchase a specified number of Shares during a specified period as determined by the Committee. The purchase price per share for each stock option shall be not less than 100% of Fair Market Value on the date of grant, except that, in the case of a stock option granted retroactively in tandem with or as a substitution for another award, the exercise or designated price may be no lower than the Fair Market Value of a share on the date such other award was granted. A stock option may be in the form of an ISO which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. The price at which Shares of Common Stock may be purchased under a stock option shall be paid in full at the time of the exercise in cash or such other method permitted by the Committee, including (i) tendering (either actually or by attestation) Shares;
         (ii) surrendering a stock award valued at Fair Market Value on the date of surrender; (iii) authorizing a third party to sell the Shares (or a sufficient portion thereof) acquired upon exercise of a stock option and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the Shares acquired through such exercise; or (iv) any combination of the above. Options shall not be exercisable for a period of at least six months following the date of grant.

    (b) SARs -- A right to receive a payment in cash and/or Shares, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable award agreement, except that, in the case of a SAR granted retroactively in tandem with or as a substitution for another award, the exercise or designated price may be no lower than the Fair Market Value of a share on the date such other award was granted. SARs shall not be exercisable for at least six months following the date of grant.

    (c) Stock Awards -- An award made or denominated in Shares or units equivalent in value to Shares. All or part of any stock award may be subject to conditions and restrictions established by the Committee, and set forth in the award agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives and other measurements of individual, business unit or Company performance. Stock received pursuant to any such award shall not be transferable for at least six months following the date of grant.

7.  ADJUSTMENTS AND REORGANIZATIONS

    (a) In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of Shares that may be issued under the Plan; (ii) each outstanding award made under the Plan; and (iii) the exercise price per share for any outstanding stock options, SARs or similar awards under the Plan.

    (b) Notwithstanding any other provision of this Plan and any terms of an agreement under which the Committee has granted an Award under this Plan, upon a Change in Control, outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

         (i) Any outstanding and unexercised Option shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

         (ii) During the six month and seven day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, a Participant shall have the right, in lieu of the payment of the Base Price of the shares of Stock being purchased under the Option and by giving notice to the Committee, to elect (within the Exercise Period) in lieu of exercise thereof, provided that if such Option is held by an officer or director of the Company (within the meaning of Section 16 of the Exchange Act) more than six
                (6) months
                from the grant thereof, to surrender all or part of the Option to the Company and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the Base Price per share of Stock under the Option multiplied by the number of shares of Stock granted under the Option as to which the right granted under this subsection 7(b)(ii) shall have been exercised. Change in Control Price shall mean the higher of (A) (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the National Association of Securities Dealers Aitp,ated Quotation System ("NASDAQ"), the highest price per share as quoted by National Market System of NASDAQ, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market System of NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the highest average of the high bid and low asked prices as reported by the NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the highest closing price per share of Stock on such exchange as of the close of such trading day or
                (iv) the highest market price per share of Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither (i), (ii) or (iii) above shall be applicable, in each case during the 60-day period prior to and ending on the date of the Change in Control and (ii) if the Change in Control is the result of a transaction or series of transactions described in subsections 16 (a) or (c), the highest price per share of the Stock paid in such transaction or series of transactions (which in the case of subsection 16 (a) shall be the highest price per share of the Stock as reflected in a Schedule 13D by the person having made the acquisition); provided, however, that with respect to any Incentive Stock Option, the Change in Control Price shall not exceed the market price of a share of Stock
                (to the extent required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended) on the date of surrender thereof.

         (iii) Any outstanding and unexercised Stock Appreciation Rights (other than such rights which arise pursuant to subsection
                (b)(iii), above) shall become exercisable as follows:

                (A) Any SAR which may be surrendered in lieu of exercising a stock option or in conjunction with the exercise of a stock option may continue to be so surrendered in accordance with its terms.

                (B) Any SAR which may be surrendered upon the lapse of a stock option shall be deemed to have been surrendered if and when the Participant advises the Committee in writing of an election to have stock options with respect to which the SAR was granted treated as having lapsed.

                (C) Any SAR which may be surrendered independent of any stock option shall be exercisable immediately, without regard to limitations imposed upon such surrender which are related to the passage of time.

         (iv) The Committee shall provide in the Award agreement for the treatment to be accorded any Shares awarded pursuant to subsection 6(c) which Award has not expired or been forfeited before the occurrence of a Change in Control.

8.  FAIR MARKET VALUE

    Fair Market Value for all purposes under the Plan shall mean the closing price of a Share as reported daily on the New York Stock Exchange Composite Tape and published in The Wall Street Journal or similar readily available public source for the date in question. If no sale of Shares was made on such date, the closing price of a Share as reported for the next preceding day on which a sale of Shares was made shall be used.

9.  DIVIDENDS AND DIVIDEND EQUIVALENTS

    The Committee may provide that any awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or share equivalents.

9.  DEFERRALS AND SETTLEMENTS

    Payment of awards may be in the form of cash, Shares, other awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee also may require or permit participants to elect to defer the issuance of Shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferred amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Shares.

11. AWARD AGREEMENTS

    Awards under the Plan shall be evidenced by agreements that set forth the terms, conditions and limitations for each award which may include the term of an award (except that in no event shall the term of any ISO exceed a period of ten years from the date of its grant), the provisions applicable in the event the participant's employment terminates, and the Committee's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any award. The Committee may, but need not, require the execution of any such agreement, in which case acceptance of the award by the respective participant shall constitute agreement to the terms of the award.

12. PLAN AMENDMENT

    The Plan may be amended only by a disinterested majority of the Board of Directors as it deems necessary or appropriate to better achieve the purpose of the Plan, except that no such amendment which would increase the number of Shares available for issuance in accordance with Sections 5 and 6 or otherwise cause the Plan not to comply with either Rule 16b-3, or any successor rule, under the Act or Section 162(m) of the Code shall be effective without the approval of the Company's shareholders.

13. TAX WITHHOLDING

    The Company shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of Shares, a sufficient amount to cover withholding of any federal, state or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit Shares to be used to satisfy required tax withholding and such Shares shall be valued at the Fair Market Value as of the settlement date of the applicable award. Any election by a person subject to Section 16 of the Act to have Shares withheld from the payment of an award hereunder to satisfy tax withholding obligations shall be made either no less than six months prior to the effectiveness of such election or during the third to twelfth business day following release by the Company of its quarterly or annual earnings, as contemplated by Rule 16b-3.

14. OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS

    Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments from or benefits under any Company benefit plan, severance program or severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

15. FUTURE RIGHTS

    No person shall have any claim or rights to be granted an award under the Plan, and no participant shall have any rights under the Plan to be retained in the employ of the Company.

16. CHANGE IN CONTROL

    For purposes of this Plan, Change in Control shall mean:

    (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliated companies or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) , below, are satisfied; or

    (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such eorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person

         (excluding the Company and any employee benefit plan (or related trust) of the Company or of the corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may
         be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolida-tion or the combined voting power of the then outstanding voting securities of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

    (d) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposi-tion, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or of such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) then beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

17.   MISCELLANEOUS

      (a) UNFUNDED PLAN: Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

      (b) ASSIGNMENT; ENCUMBRANCES: The right to receive an award, and the right to receive payment with respect to any award under this Plan are not assignable or transferable and shall not be subject to any encumbrances, liens, pledges or charges of the participant or to claims of the participant's creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any award, or any rights with respect to or derived from an award, shall be null and void and of no force and effect whatsoever.

      (c) SUCCESSORS AND ASSIGNS: The Plan shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.

      (d) DESIGNATION OF BENEFICIARIES: A participant may designate in writing a beneficiary or beneficiaries to receive any distribution under the Plan which is made after the participant's death, provided, however, that if at the time any such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of the participant's death shall have died before the payment became due and the participant has failed to provide in such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the participant's executor or administrator.

      (e) GOVERNING LAW: The validity, construction and effect of the Plan and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Missouri and applicable federal law.

      (f) RIGHTS AS A SHAREHOLDER: A participant shall have no rights as a shareholder with respect to an award until the participant actually becomes a holder of record of Shares distributed with respect thereto.

      (g) NOTICES: All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to the participant at the address contained in the records of the Company or to the Company at its principal office, as applicable.

                                            MERCANTILE BANCORPORATION INC.

                                            By--------------------------------

                                            Title-----------------------------

                                                                    APPENDIX C
                         MERCANTILE BANCORPORATION INC.


                   1994 EXECUTIVE INCENTIVE COMPENSATION PLAN
                   ------------------------------------------

                     SECTION 1.  ESTABLISHMENT AND PURPOSE
                     -------------------------------------


      1.1.   Establishment of the Plan.  Mercantile Bancorporation Inc. (the
             --------------------------
"Company") hereby establishes the 1994 Executive Incentive Compensation Plan as herein set forth (herein referred to as the "Plan").

      1.2.   Purpose.  The purpose of the Plan is to enable the Company to
             --------
attract and retain selected senior officers and to motivate superior levels of performance by providing such officers with annual bonus opportunities based upon preestablished performance objectives. The plan is designed to qualify such bonus opportunities as "performance-based" under federal tax laws.

      1.3.   Effective Date.  The effective date of the Plan is January 1,
             ---------------
1994, subject to approval of the material terms of the Plan by the Company's shareholders. The Plan will remain in effect until terminated by the Board or December 31, 1999, whichever shall first occur.

                           SECTION 2.  DEFINITIONS
                           -----------------------


      2.1.   Definitions.  Whenever used herein, the following terms will
             ------------
have the meanings set forth below, unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized.

             (a)  "Board" means the Board of Directors of the Company.

             (b) "Base Salary" means the regular base salary, exclusive of any bonuses, incentive pay, special awards, or other compensation earned by or awarded to a Participant, and exclusive of any awards under this Plan.

             (c) "Cause" means: (l) substantial nonperformance of duties which continues after the Company advises the Participant of such nonperformance, or failure to substantially meet stated performance standards, goals or objectives (other than as a result of incapacity due to a physical or mental condition), or any other breach of any Employment Agreement between the Employer and the Participant; (2) the Participant's commission of an act constituting a criminal offense involving moral turpitude, dishonesty or breach of trust;
                  or (3) the Employer's right to discontinue the Participant's employment in the Participant's then current position in order to comply with applicable laws and regulations or satisfy the official orders, recommendations, and/or requirements of any regulatory agency, body, or official having jurisdiction over the Employer.

             (d) "Committee" means the Compensation and Management Development Committee of the Board, or another committee appointed by the Board to serve as the administrator for the Plan, which committee at all times consists of persons who are "outside directors" as that term is defined in the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

             (e) "Company" means Mercantile Bancorporation Inc., a Missouri corporation.

             (f) "Chief Executive" means the Chief Executive Officer of the Company.

             (g) "Disability" means a condition by reason of which (l) a Participant's Base Salary payments have been discontinued by his Employer, and (2) he is on leave of absence because of sickness or other disability, and (3) he is receiving monthly payments under the Group Long-Term Disability Plan.

             (h) "Employee" means a regular, active, full-time salaried employee of the Employer who is in a position meeting the defined eligibility criteria for participation in the Plan.

             (i) "Employer" means the Company and any entity that is a subsidiary or affiliate of the Company.

             (j) "Final Award" means the award earned by each Participant at the end of the Plan Year.

             (k) "Participant" means an officer or other key Employee who is approved by the Committee for participation in the Plan.

             (l) "Performance Objectives" means the performance criteria and the achievement goals established by the Committee for a Plan Year.

             (m) "Plan Year" means the Company's fiscal year commencing January 1 and ending December 31.

             (n) "Retirement" means cessation of active services or of the actual performance of regular duties by a Participant, other than a disabled Participant, and retirement from the employ of all Employers.

             (o) "Target Incentive Award" means the potential award to be earned by a Participant for a Plan Year. Such Target Incentive Award will be a percentage, calculated in dollars, of a Participant's actual Base Salary in effect as of the first day of each Plan Year.

             (p) "Target Incentive Award Pool" means the sum of all individual Target Incentive Awards.

      2.2.   Gender and Number.  Except when otherwise indicated by the
             ------------------
context, any masculine terminology used herein also will include the feminine, and the definition of any term in the singular may include the plural.

      2.3.   Severability.  In the event any provision of the Plan shall be
             -------------
held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.


                  SECTION 3.  ELIGIBILITY AND PARTICIPATION
                  -----------------------------------------

      3.1.   Eligibility.  Eligibility for participation in the Plan will be
             ------------
limited to the Chief Executive, those who report directly to the Chief Executive and other key Employees who, by the nature and scope of their positions, are materially responsible for the management, growth, and success of the Company.

      3.2.   Participation.  Participation in the Plan will be determined
             --------------
annually by the Committee. Employees approved for participation will be notified of their selection as soon after approval as practicable.

      3.3.   Termination of Approval.  The Committee may withdraw approval
             ------------------------
for a Participant's participation at any time. In the event of such withdrawal, the Employee concerned will cease to be a Participant as of the date of such withdrawal. The Employee will be notified of such withdrawal as soon as practicable following the Committee's action. A Participant who is withdrawn from participation under this Section will not receive any award for the Plan Year, except and to the extent that the Committee decides otherwise in its sole discretion.

      3.4.   No Automatic Right to Participate.  No Participant or other
             ----------------------------------
Employee will at any time have a right to be selected for participation in the Plan for any Plan Year, despite having been selected for participation in a previous Plan Year.


              SECTION 4.  DETERMINATION OF PERFORMANCE CRITERIA
              -------------------------------------------------


      4.1.   Company Performance Criteria.  The Committee will establish,
             -----------------------------
prior to the beginning of each Plan Year, a planned level of Company performance at which 100% of the Target Incentive Award Pool will be made available for allocation to the Participants. The performance basis for the Target Incentive Award Pool shall be determined based upon any one or more of the following financial measures of the Company: (i) net income; (ii) return on assets; (iii) earnings per share growth over the performance period; (iv) overhead ratio; (v) expense to assets ratio; (vi) total shareholder return;
and/or (vii) net interest rate margin. The Committee may also provide for additional opportunities based upon the attainment of various productivity objectives, including, without limitation, reductions in the Company's overhead ratio and expense to asset ratio.

      4.2.   Participant Performance Criteria.  Prior to the beginning of
             ---------------------------------
each Plan Year (or prior to any other later date allowable under Section 162(m)), the Committee will establish and approve, as to the Chief Executive and as to all other Participants, Performance Objectives for the Chief Executive and for each of the other Participants, respectively.


                    SECTION 5.  FINAL AWARD DETERMINATION
                    -------------------------------------


      5.1.   Target Incentive Awards.  Prior to the beginning of each Plan
             ------------------------
Year (or prior to any other later date allowable under Section 162(m)), the Committee, as to the Chief Executive and as to all other Participants, will establish and approve Target Incentive Award levels for the Chief Executive and for each of the other Participants, respectively, based upon the attainment of the established Performance Objectives by each such Participant. The established Target Incentive Award levels will vary in relation to the Participant's duties and responsibilities, provided that no Participant can receive more than 93.75% of beginning year Base Salary in any year under the Plan.

      5.2.   Target Incentive Pool Development.  During each Plan Year, the
             ----------------------------------
Company will accrue a Target Incentive Award Pool equal to the sum of the Target Incentive Awards for all Plan Participants.

      5.3.   Company Performance Measurement.  At the end of each Plan Year,
             --------------------------------
the Committee will determine the Company's performance relative to established Performance Objectives.

      5.4.   Individual Award Determination.  A Participant's Final Award
             -------------------------------
will be determined solely on the basis of the Participant's performance relative to the attainment of the established Performance Objectives, but no award to an individual Participant may exceed one hundred twenty-five percent (125%) of the Participant's Target Incentive Award for the Plan Year.

      5.5.   Payment of Awards.  A Participant's Final Award will be paid in
             ------------------
cash as soon as is practicable following the end of the Plan Year; provided, however, that the Committee may, in its sole discretion and without consultation with a Participant, and on terms and conditions determined by it to be necessary or appropriate, pay before the end of the Plan Year all or any portion of the Final Award earned by all or any number of Participants during such Plan Year if the Committee establishes reasonable procedures to assure the repayment of any amounts paid to a Participant in excess of his or her actual Final Award immediately after the determination of such actual Final Award. Such accelerated payment of the Final Award shall be based on the estimated financial performance of the Company for such Plan Year relative to established

Performance Objectives and shall be awarded in accordance with
Section 5.4 of the Plan. An additional payment, if any, reflecting the difference between the amount of the Participant's actual Final Award and the amount of the accelerated payment shall be paid to the Participant following the release of the Company's audited financial statements pertaining to that Plan Year. In addition, the Committee may elect to delay the payment of all or a portion of a Participant's Final Award until such time as the amount payable would be deductible to the Company as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended.


                    SECTION 6.  TERMINATION OF EMPLOYMENT
                    -------------------------------------


      6.1.   Termination of Employment Due to Death, Disability, or Retirement.
             ------------------------------------------------------------------
If a Participant's employment ends because of death, Disability, or Retirement, the Final Award, as determined under Section 5.5, will be adjusted to reflect participation prior to termination. The Final Award thus determined will be paid as soon as practicable following the release of the Company's audited financial statements pertaining to that Plan Year.

      6.2.   Termination of Employment for Other Reasons.  In the event a
             --------------------------------------------
Participant's employment ends for any reason other than death, Disability, or Retirement, all of the Participant's rights to a Final Award for the Plan Year then in progress will be forfeited. However, except when employment ends for Cause, the Committee, in its sole discretion, may approve an award for the portion of the Plan Year that the Participant was employed by the Employer.


                      SECTION 7.  RIGHTS OF PARTICIPANTS
                      ----------------------------------

      7.1.   Employment.  Nothing in this Plan will interfere with or limit
             -----------
in any way the right of the Employer to terminate a Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of an Employer.

      7.2.   Nontransferability.  No right or interest of any Participant in
             -------------------
this Plan will be assignable or transferable or subject to any lien or encumbrance, whether directly or indirectly, by operation of law or otherwise, including without limitation execution, levy, garnishment, attachment, pledge, and bankruptcy.

      7.3    No Funding.  Nothing contained in this Plan and no action taken
             -----------
hereunder will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant or beneficiary or any other person. Amounts due under this Plan at any time and from time to time will be paid from the general funds of the Company. To the extent that any person acquires a right to receive payments hereunder, such right shall be that of an unsecured general creditor of the Company.

      7.4    No Rights Prior to Award Approval.  No Participant will have
             ----------------------------------
any right to payment of a Final Award unless and until it has been determined and approved under Section 5.5.


                          SECTION 8.  ADMINISTRATION
                          --------------------------


      8.1.   Administration.  This Plan will be administered by the
             ---------------
Committee according to any rules that it may establish from time to time that are not inconsistent with the provisions of the Plan.

      8.2.   Expenses of the Plan.  The expenses of administering the Plan
             ---------------------
will be borne by the Company.


                       SECTION 9.  REQUIREMENTS OF LAW
                       -------------------------------


      9.1.   Governing Law.  The Plan will be construed in accordance with
             --------------
and governed by the laws of the State of Missouri.

      9.2.   Withholding Taxes.  The Company has the right to deduct from
             ------------------
all payments under this Plan any Federal, State, or local taxes required by law to be withheld with respect to such payments.

                    SECTION 10.  AMENDMENT AND TERMINATION
                    --------------------------------------


      10.1.  Amendment and Termination.  The Committee, in its sole and
             --------------------------
absolute discretion may modify or amend any or all of the provisions of this Plan at any time and from time to time, without notice, and may suspend or terminate it entirely. However, no such modification, amendment, suspension, or termination, may, without the consent of the Participant (or his beneficiary in the case of the death of the Participant), reduce the right of a Participant (or his beneficiary as the case may be) to a payment or distribution hereunder to which he is entitled by reason of an award as approved by the Committee under Section 5.5.


                     SECTION 11.  BENEFICIARY DESIGNATION
                     ------------------------------------


      11.1.  Beneficiary Designation.  Each Participant under the Plan, may,
             ------------------------
from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, will be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime.
In the absence of any such designation, benefits remaining unpaid at the Participant's death will be paid to the Participant's estate.

                                                                    APPENDIX D
                         MERCANTILE BANCORPORATION INC.

                      VOLUNTARY DEFERRED COMPENSATION PLAN


1.  PURPOSE

    The purpose of the Mercantile Bancorporation Inc. (the "Company") Voluntary Deferred Compensation Plan (the "Plan") is to provide key employees with an opportunity to defer compensation to be earned by them from the Company or any Affiliated Company in accordance with the terms and conditions set forth herein.

2.  EFFECTIVE DATE

    The Plan shall be effective as of June 1, 1994.

3.  PLAN ADMINISTRATION

    The Plan shall be administered by a committee (the "Committee") of and appointed by the Board of Directors of the Company consisting of three or more non-employee Directors, each of whom is considered to be an "outside director" as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and a "disinterested" director as contemplated by Rule 16b-3 ("Rule 16b-3") under Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), or any successor provisions. The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be executed in the best interests of the Company and in keeping with the objectives of the Plan. This power includes, but is not limited to, selecting compensation eligible for deferral, selecting eligible Participants, establishing all deferral terms and conditions and adopting modifications, amendments, forms and procedures, as may be necessary to comply with provisions of any applicable regulatory rulings.

4.  ELIGIBILITY

    The Committee shall have the authority to select among the management or highly compensated employees of the Company or any Affiliated Company those employees who shall be eligible to participate in the Plan (the "Participant" or "Participants"). "Affiliated Company" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

5.  ELECTION TO DEFER

    (a) For the calendar year 1994, a Participant may make an election before May 30, 1994, to defer the receipt of part or all of his base compensation to be received after June 1, 1994, for services performed in 1994. Elections with respect to compensation for calendar years after 1994 are described below.

    (b) For each calendar year beginning after 1994, a Participant may make an election to defer the receipt of all or part of his compensation. The compensation to be received after 1994 to which a deferral election may relate is a specified portion of such Participant's compensation (including bonuses or other incentive compensation) for services to be rendered to the Company or any Affiliated Company by such Participant for such calendar year or a subsequent calendar year or years.

    (c) An election to defer base compensation must be made by November 30 of the calendar year preceding the year in which the services will be performed for which the compensation will be earned.

    (d) An election to defer compensation other than base compensation and other than compensation described in subparagraph (e), below, must be made by December 31 of the calendar year preceding the year in which the services will be performed for which the compensation will be earned.

    (e) To defer compensation which is to be paid under a program which is measured by performance and under which the first payment cannot be made for at least 25 months after the first month in which services are performed to which the payment relates, an election must be made at least 25 months before the first month in which such compensation may be paid.

    (f)  Notwithstanding the foregoing, elections made by persons subject to
         Section 16 ("Reporting Persons") shall be made no less than six months prior to the effective date of any transaction involving Shares pursuant to such election.

    (g) The period of deferral shall be of such number of years or until the occurrence of such event (e.g., retirement, disability, Change in Control) as the Participant shall elect. All elections shall be irrevocable. The period of time between the first crediting to the Participant's Deferred Compensation Account and the final payment hereunder shall be known as the "Deferral Period."

6.  ESTABLISHMENT OF DEFERRED COMPENSATION ACCOUNT

    At the time of the Participant's initial election to defer pursuant to
    Section 5, the Company shall establish an account (a "Deferred Compensation Account") for such Participant, which Deferred Compensation Account shall be credited with Participant's deferred amounts and earnings thereon. The Deferred Compensation Account shall consist of a cash subaccount and a stock unit subaccount. Deferred amounts shall be credited to the cash subaccount or to the stock unit subaccount, as elected by the Participant. Elections made by Reporting Persons shall be made no less than six months prior to the effective date of any transaction pursuant to such election, and shall be irrevocable except upon subsequent irrevocable election that takes effect no less than six months after the date of such election, to the extent required by Rule 16b-3. (For the election made for 1994 by a Reporting Person who elects to have an amount credited to the stock unit subaccount, amounts deferred shall be credited to the cash subaccount until December 1, 1994, where they shall receive additions as provided for in Section 7, and the portion of the cash subaccount attributable thereto shall be removed from the cash subaccount as of December 1, 1994, and shall be credited to the stock unit subaccount.) Each stock unit ("Stock Unit") shall be equivalent to one share of Common Stock of the Company ("Share"). Deferred amounts, if they are credited to the stock unit subaccount, shall be maintained as Stock Units. The balance of the Deferred Compensation Account as of any date is the aggregate of the cash subaccount and the stock subaccount within such Deferred Compensation Account as of such date. The balance of each cash subaccount shall be expressed in United States dollars. The balance of each stock unit subaccount shall be expressed in the number of Shares deemed credited to such subaccount, with fractional Shares calculated to three decimal places.

    As of the last business day of each month thereafter (or as of a dividend payment date, if applicable), the deferred amounts and any additions thereto as provided for in Section 7, shall be credited to the Participant's Deferred Compensation Account. The number of Stock Units credited to the stock unit subaccount shall be equal to the quotient of the deferred amount divided by the Fair Market Value, as defined herein, on such date.

7.  ADDITIONS TO DEFERRED COMPENSATION ACCOUNT

    (a) Each Participant shall, at the time of making an election to defer the receipt of compensation under the Plan, (i) elect the portion of such Participant's Deferred Compensation Account which shall be credited to the cash subaccount and to the stock unit subaccount, and (ii) select from a list of investment vehicles prescribed by the Committee the particular vehicle to be used as the measure of changes in the value ("Index") of amounts credited to the cash subaccount. Adjustment of the cash subaccount shall be made as of the dates prescribed in Section 6. The amount of a Participant's deferral amounts for a month shall be credited to a Participant's Deferred Compensation Account as of the first day of the next succeeding month following the date such deferral amounts would have been paid absent the election to defer such amounts. The Committee shall establish procedures with respect to the election by a Participant to select the Index, and to change the Index, applicable to the cash subaccount, and may provide procedures which permit different Indexes to apply to separate parts of a subaccount.

         A Participant may elect to change the portion of such Participant's Deferred Compensation Account which is credited to the cash sub-account and to the stock unit subaccount for any subsequent calendar year, or from time to time as permitted by the Committee, by completing such form as may be prescribed by the Committee for such purpose, and returning the same in accordance with the procedures established by the Committee, provided that elections made by Reporting Persons shall be made no less than six months prior to the effective date of any transaction involving Shares pursuant to such election, and shall be irrevocable except upon subsequent irrevocable election that takes effect no less than six months after the date of such election, to the extent required by Rule 16b-3.

    (b) Such deferral amounts shall be credited to a stock unit subaccount as of the date such deferral amounts would have been paid to the Participant absent the election to defer such amounts, and thereupon converted to Stock Units at the Fair Market Value of a Share as of such date. Stock Units shall be credited with an amount equal to the dividends as and when paid on the Shares and contemporaneously and on the same terms deemed to be reinvested in additional Stock Units.

8.  PAYMENT OF DEFERRED COMPENSATION ACCOUNT

    (a) Except as otherwise provided in subsections (d), (e) and (f) below, the Participant's Deferred Compensation Account shall be paid or commence to be paid to the Participant, as soon as practicable, after the earliest to occur of the following:

         (i)    the Participant's death;

         (ii) the Participant's retirement pursuant to the terms of the current retirement policy of the Company, or termination from employment with the Company and all Affiliated Companies for any other reason other than death or retirement;

         (iii) the commencement date selected by the Participant at the time of the initial election to defer such amount; or

         (iv)   a Change in Control of the Company.

    (b) The Participant may elect to receive payment of the Deferred Compensation Account either (i) in a lump sum, or (ii) in such number (not to exceed 120) of approximately equal monthly installments as the Participant shall elect. Such election shall be made at the time of the initial election to defer such amount. Any such election by a Reporting Person shall be irrevocable except upon subsequent irrevocable election that takes effect no less than six months after the date of such election, to the extent required by Rule 16b-3. In the absence of an election by the Participant, the Committee shall determine the manner of payment.

    (c) The Participant's Deferred Compensation Account shall be paid out in the following manner:

         (i) amounts credited to the cash subaccount shall be paid, net of withholding tax obligations, in cash; and

         (ii) amounts credited to the stock unit subaccount shall be paid, net of withholding tax obligations, in Shares, except that fractional Shares shall be paid out in cash. Such Shares shall be paid from the available Shares under the Company's 1991 Employee Incentive Plan, 1994 Stock Incentive Plan, or any other shareholder-approved stock plan maintained by the Company, or open market purchases, as determined by the Committee. In the absence of such a shareholder-approved plan, the Committee may unilaterally decide the form of payment or delay the timing of payment in consideration of Securities and Exchange Commission and other regulatory implications.

    (d) The Committee shall have the unilateral right to delay the timing of any payment under the Plan in the event such payment would not be tax deductible to the Company as a result of the effects of Code
         Section 162(m), or any successor section. In the event of such delay in payment, payment shall be made at the first time when such payment would be tax deductible to the Company, but no later than three years following the Participant's termination of employment with the Company.

    (e) Anything contained in this Section to the contrary notwithstanding, in the event, a Participant, or after the Participant's death, such Participant's beneficiary, incurs a severe financial hardship occasioned by accident, illness, disability or other emergency beyond the control of the Participant or, if applicable, the Participant's beneficiary, the Committee, in its sole discretion and upon written application of such Participant or beneficiary, may direct immediate payment of all or a portion of the then current value of such Participant's Deferred Compensation Account; provided that such payment shall in no event exceed the amount necessary to alleviate such financial hardship. A Participant receiving such payment shall not be entitled to make further deferrals under the Plan for a period of six months following such payment, and any deferral election in effect at the time of a hardship withdrawal shall be suspended for six months.

    (f) In the event a Participant's employment with the Company and all Affiliated Companies ends by reason of a Good Cause Event (or for a reason which becomes a Good Cause Event as defined in subsection
         (h)(iii), below) which the Committee determines involves, or may involve, a loss to the Company or an Affiliated

         Company, no payment shall be made under this Plan, notwithstanding anything contained in subsection (a)(iii), above, until the fact and the amount, if any, of such loss have been determined to the satisfaction of the Committee, and then payments shall be made hereunder only to the extent that the amounts payable exceed the amount, if any, of the loss to the Company and all Affiliated Companies which has not been restored by the Participant from other sources. Pending the determination by the Committee of the fact and the amount, if any, of any such loss, the Company and all Affiliated Companies shall have a lien upon any amounts due to the Participant under this Plan.

    (g)  The term "Change in Control" shall mean:

         (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding Shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliated companies or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B), and (C) of subsection (iii) are satisfied; or

         (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Shares of common stock and the combined voting power of the then out-standing voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consoli-dation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or of the corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding Shares of common stock of the corporation resulting from reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (I) more than 50% of, respectively, the then outstanding Shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in sub-stantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (II) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or of such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) then beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding Shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (III) at lease a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

    (h)  The term "Good Cause Event" shall mean:

         (i) an act or acts of personal dishonesty done by the Participant and intended to result in substantial personal enrichment of the Participant at the expense of the Company or an Affiliated Company,

         (ii) repeated violations by the Participant of the Participant's obligations under any employment agreement which are demonstrably willful and deliberate on the Participant's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or an Affiliated Company, or

         (iii) the conviction of the Participant of a felony involving moral turpitude.

         The determination of whether or not a Good Cause Event has occurred shall be made by the Committee in its sole and absolute discretion.

9.  PARTICIPANT REPORTS

    The Committee shall make appropriate reports to the Participant concerning the status of such Participant's Deferred Compensation Account.

10. TRANSFERABILITY OF INTEREST

    The right to receive a payment under this Plan is not assignable or transferable and shall not be subject to any encumbrances, liens, pledges or charges of the Participant or to claims of such Participant's creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any payment shall be null and void and of no force and effect whatsoever.

11. DESIGNATION OF BENEFICIARIES

    A Participant may designate in writing a beneficiary or beneficiaries to receive any distribution under the Plan which is made after the Participant's death, provided, however, that if at the time any such distribution is due, there is no designation of a beneficiary in force or if any person
    (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of the Participant's death shall have died before the payment became due and the Participant has failed to provide in such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the Participant's executor or administrator.


12. AMENDMENT, SUSPENSION AND TERMINATION

    The Plan may be amended only by a disinterested majority of the Board of Directors as it deems necessary or appropriate to better achieve the purpose of the Plan, except that no such amendment which would otherwise cause the Plan not to comply with either Rule 16b-3, or any successor rule, under the Act or Section 162(m) of the Code shall be effective without the approval of the Company's shareholders.

13. FAIR MARKET VALUE

    Fair Market Value of a Share or Stock Unit for all purposes under the Plan shall mean the closing price of a Share as reported daily on the New York Stock Exchange Composite Tape and published in the Wall Street Journal or similar readily available public source for the date in question. If no sales of Shares were made on such date, the closing price of a Share as reported for the next preceding day on which sales of Shares were made shall be used.

14. ADJUSTMENTS AND REORGANIZATIONS

    In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to each Stock Unit held in the stock unit subaccount. The adjustment described in the preceding sentence shall be calculated to three decimal places.

15. TAX WITHHOLDING

    The Company shall have the right to deduct from any payment made under the Plan, including the delivery of Shares, a sufficient amount to cover withholding of any federal, state or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit Shares to be used to satisfy required tax withholding and such Shares shall be valued at the Fair Market Value as of the settlement date of the applicable Award. Any election by a Reporting Person to have Shares withheld from the payment made hereunder to satisfy withholding obligations shall be made either (a) no less than six months prior to the effectiveness of such election, or (b) during the third to twelfth business day following the release by the Company of its quarterly or annual earnings, as contemplated by Rule 16b-3.

16. UNFUNDED PLAN

    During the Deferral Period, all Deferred Compensation Accounts shall be considered as general assets of the Company for use as it deems necessary or appropriate, and will be subject to the claims of the Company's creditors.

    Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

17. OTHER EMPLOYEE BENEFITS

    Any compensation deferred and any benefits paid under this Plan shall not be included in creditable compensation in computing benefits under any employee benefit plans of the Company, except to the extent expressly provided for thereunder.

18. NO RIGHT TO EMPLOYMENT

    Nothing contained herein shall be construed as conferring upon any Participant the right to continue in the employ of the Company or any Affiliated Company.

19. CLAIMS FOR BENEFITS

    A Participant or beneficiary may claim any benefit to which he or she is entitled under this Plan by a written notice to the Committee. If a claim is denied, it must be denied within a reasonable period of time, and be contained in a written notice stating the following:

    (a)  The specific reason for the denial.

    (b) Specific reference to the Plan provision on which the denial is based.

    (c) Description of additional information necessary for the claimant to present the claim, if any, and an explanation of why such material is necessary.

    (d)  An explanation of the Plan's claims review procedure.

    The claimant will have sixty (60) days to request a review of the denial by the Committee, which will provide a full and fair review. The request for review must be in writing delivered to the Committee. The claimant may review pertinent documents, and he may submit issues and comments in writing. The decision by the Committee with respect to the review must be given within sixty (60) days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond one hundred and twenty (120) days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimant, and it shall include specific reasons and refer to specific Plan provisions as to its effect.

20. GOVERNING LAW

    The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Missouri and applicable federal law.

21. SUCCESSORS AND ASSIGNS

    The Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

22. RIGHT AS A SHAREHOLDER

    Except as may otherwise be provided by the Committee, a Participant shall have no rights as a shareholder with regard to a Stock Unit until he or she becomes the actual holder of record of a Share.


                                            MERCANTILE BANCORPORATION INC.

                                            By--------------------------------

                                            Title-----------------------------

                                                                    APPENDIX E
                         MERCANTILE BANCORPORATION INC.

              1994 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

1.  PURPOSE

 The purposes of the Mercantile Bancorporation Inc. (the "Company") 1994 Stock Incentive Plan for Non-Employee Directors (the "Plan") are to provide members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its affiliates or subsidiaries ("Non-Employee Directors") with a larger equity interest in the Company in order to attract and retain well-qualified individuals to serve as Non-Employee Directors and to enhance the identity of interests between Non-Employee Directors and the shareholders of the Company. The purposes of the Plan are to be accomplished through the grant of units ("Stock Units") equivalent to shares of the Company's common stock ("Shares") as part of their annual retainer for services as Non-Employee Directors, and to allow Non-Employee Directors to elect to defer receipt of all or a portion of their retainer, committee chair, and/or meeting fees.

2.  TERM

 The Plan shall be effective as of April 28, 1994, and shall remain in effect until terminated by the Board. The Plan shall be subject to approval by the shareholders of the Company, but if that approval has not been obtained before April 29, 1995, the Plan shall be void, and any Stock Units issued thereunder shall be void. If the Plan is terminated by the Board, no Stock Units may be issued after the effective date of such termination, but, subject to the preceding sentence, previously issued Stock Units shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

3.  ELIGIBILITY AND PARTICIPATION

 Only Non-Employee Directors shall be eligible to participate in the Plan, and participation in the Plan with respect to awards pursuant to Section 4 of the Plan is mandatory for all Non-Employee Directors.

4.  ANNUAL AWARDS

(a) On April 28, 1994, and as of the date of each subsequent annual meeting of the Company's shareholders (the "Grant Date"), the Company shall award to each person who is a Non-Employee Director immediately following such meeting on such Grant Date, in consideration of services to be rendered as a Non-Employee Director, a number of Stock Units equal to the lesser of (i) One Hundred (100) or (ii) the number of Stock Units determined by dividing Ten Thousand Dollars ($10,000) by the Fair Market Value of a Share on the Grant Date. Such calculation shall be carried to three decimal places.

(b) STOCK UNIT ACCOUNTS: The Stock Units awarded pursuant to Section 4(a) shall be credited as of the Grant Date to a bookkeeping reserve account maintained by the Company ("Stock Unit Account").

5.  DEFERRAL OF RETAINERS AND/OR FEES

(a) DEFERRAL ELECTIONS: Commencing on the effective date of the Plan, payment of all or part of any retainer and/or fees payable to a Non-Employee Director for membership on the board, for meetings of the Board or Board committees, or for extraordinary services, may be deferred by election of the Non-Employee Director. Each such election must be made by June 30 of the calendar year before the calendar year for which the retainer and/or fees will be paid and will be irrevocable for the affected calendar year. An election may be changed or revoked for a future calendar year by submitting an appropriate form by June 30 of the preceding calendar year, but unless changed or revoked an election shall remain in effect for subsequent calendar years.

(b) CREDITING DEFERRAL AMOUNTS TO ACCOUNTS: Amounts deferred pursuant to Section 5(a) shall be credited at the Non-Employee Director's election, which election shall be made concurrently with the election pursuant to
     Section 5(a) hereof and which shall be irrevocable for the affected calendar year, as of the date of the deferral, to (i) the Non-Employee Director's Stock Unit Account or (ii) a bookkeeping reserve account maintained by the Company as a cash account which will receive earnings credits as provided herein ("Cash Account"). If deferral to the Stock Unit Account is elected, the number of Stock Units credited to the Stock Unit Account shall equal the deferred cash amount divided by the Fair Market Value of a Share on the date on which such cash amount would have been paid but for the deferral election pursuant to Section 5(a). Such calculation shall be carried to three decimal places. If deferral to the Cash Account is elected, an amount equal to the deferred cash amount shall be credited to such Cash Account as of the first day of the next succeeding month following the date such cash amount would have been paid but for the deferral election pursuant to Section 5(a).

(c) SELECTING EARNINGS CREDIT MEASURE FOR ACCOUNTS: Each Non-Employee Director shall, at the time of his election to defer all or part of any retainer and/or fees, select an investment vehicle from a list in use at the time under the Mercantile Bancorporation Inc. Voluntary Deferred Compensation Plan (the "Index") to serve as the measure of Earnings Credits to be used to adjust the value of the Cash Account as provided herein. Only one Index may be selected to apply to the amounts added to the Cash Account pursuant to any particular year's election, but the Non-Employee Director may change the Index applicable to the portion of the Cash Account attributable to one or more year's deferral elections by making an election to that effect at the same time as a deferral election is made pursuant to (a), above.

6.  ADDITIONS TO DEFERRED ACCOUNTS

(a) DIVIDEND EQUIVALENT PAYMENTS: As of each dividend payment date with respect to Shares, there shall be credited to each Non-Employee Director's Stock Unit Account an additional number of Stock Units equal to (i) the per-share dividend payable with respect to a Share on such date multiplied by (ii) the number of Stock Units held in the Stock Unit Account as of the close of business on the first business day prior to such dividend payment date and, if the dividend is payable in cash or property other than Shares, divided by (iii) the Fair Market Value of a Share on such business day. For purposes of this Section 6, "dividend" shall include all dividends, whether normal or special, and whether payable in cash, Shares or other property. The calculation of additional Stock Units shall be carried to three decimal places.

(b) EARNINGS CREDITS: As of the last business day of each calendar month, each Non-Employee Director's Cash Account shall be adjusted by an amount calculated under the Index selected by the Non-Employee Director, to reflect the increase or decrease which would have occurred in such Cash Account if it had been invested in the assets measured by the Index.

7.  VESTING OF ACCOUNT

    All amounts, whether in Stock Units credited to a Non-Employee
    Director's Stock Unit Account or deferred cash credited to a Non-Employee Director's Cash Account, pursuant to this Plan shall be at all times fully vested and nonforfeitable.

8.  PAYMENT OF ACCOUNTS

(a) STOCK UNIT ACCOUNTS: Upon the earlier of a Change in Control or termination of service as a Non-Employee Director for any reason, the total number of whole Stock Units in the Non-Employee Director's Stock Unit Account shall be paid to the Non-Employee Director in an equal number of whole Shares. The Company shall issue and deliver to the Non-Employee Director a stock certificate for payment of Stock Units as soon as practicable following the date on which the Stock Units, or any portion thereof, become payable. Any fractional Stock Unit shall be paid in cash based upon the Fair Market Value of a Share on the date payment is made.

(b) CASH ACCOUNTS: Upon the earlier of a Change in Control or termination of service as a Non-Employee Director for any reason, the balance in the Non-Employee Director's Cash Account shall be paid to the Non-Employee Director in cash as soon as practicable after such termination.

(c) FORM OF DISTRIBUTION: Distributions will be made from the Account or Accounts of a Non-Employee Director in whichever of the following methods the Non-Employee Director elects at the time of his deferral election:

     (i)    A single sum.

     (ii) Approximately equal monthly installments over a period not to exceed 10 years as the Non-Employee Director shall elect.

     The Non-Employee Director shall elect the form of distribution for a particular year's deferral, and may elect a different form for different years. An election of a form of distribution for a particular year may not be changed after the beginning of the year to which the election relates. If an Account is being distributed in installments, the portion of the Account being held for future distribution shall continue to receive Earnings Credits or Dividend Equivalent Payments, as applicable. If an election of installment payments is made with respect to a Stock Unit Account, the number of Shares to be distributed as part of an individual installment may be rounded up or down to the nearest whole Share in order to avoid a fractional share until the final installment.

(d)  The term "Change in Control" shall mean:

     (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding Shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of
            Control: (A) any acquisition directly from the Company
            (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliated companies or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B), and (C) of subsection (iii) are satisfied; or

    (ii)   Individuals who, as of the date hereof, constitute the Board
           (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or of the corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding Shares of common stock of the corporation resulting from reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

    (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (I) more than 50% of, respectively, the then outstanding Shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding
           Company Common Stock and Outstanding Company Voting Securities, as the case may be, (II) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or of such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) then beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding Shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (III) at lease a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

9.  SHARES SUBJECT TO THE PLAN

    The aggregate number of Shares that may be subject to issuance under the Plan shall not exceed 225,000, subject to adjustment as provided in Section 10 of this Plan.

10. ADJUSTMENTS AND REORGANIZATION:

    In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to (a) the aggregate number of Shares that may be issued under the Plan, (b) the size of the awards made pursuant to Section 4(a), and (c) each Stock Unit held in the Stock Unit Accounts. Any adjustments described in the preceding sentence shall be carried to three decimal places.

11. FAIR MARKET VALUE

    Fair Market Value for all purposes under the Plan shall mean the closing price of a Share as reported daily on the New York Stock Exchange Composite Tape and published in The Wall Street Journal or similar readily available public source for the date in question. If no sale of Shares was made on such date, the closing price of a Share as reported for the next preceding day on which a sale of Shares was made shall be used.

12. TERMINATION OR AMENDMENT OF PLAN

(a) IN GENERAL: The Board may at any time terminate, suspend or amend this Plan. However, except as otherwise determined by the Board, no amendment of the Plan shall become effective without the approval of the stockholders of the Company to the extent stockholder approval is required in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

(b) AMENDMENT NO MORE THAN ONCE IN 6 MONTHS:  Those provisions of this
    Plan which set forth the amounts and formula for determining the amounts and timing of Stock Unit grants may not be amended effective as of a date which is less than six (6) months after the effective date of a prior amendment of such provisions.

(c) WRITTEN CONSENTS: No amendment may adversely affect the right of any Non-Employee Director to have dividend equivalents credited to a Stock Unit Account or Earnings Credits added to or subtracted from a Cash Account, or to receive any shares or cash pursuant to the payout of such accounts, unless such Non-Employee Director consents in writing to such amendment.

13. GOVERNMENT REGULATIONS

(a) The obligations of the Company to issue any Stock granted under this Plan shall be subject to all applicable laws, rules and regulations and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(b) Subject to the provisions of Section 12, the Board may make such changes in the design and administration of this Plan as may be necessary or appropriate to comply with the rules and regulations of any governmental authority.

14. MISCELLANEOUS

(a) UNFUNDED PLAN: Nothing contained in this Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and a Non-Employee Director, the Non-employee Director's designate or any other person. The Plan shall be unfunded with respect to the Company's obligation to pay any amounts due with respect to Stock Unit Accounts or Cash Accounts, and a Non-Employee Director's rights to receive any payment with respect to any Stock Unit Account or Cash Account shall be not greater than the rights of an unsecured general creditor of the Company.

(b) ASSIGNMENT; ENCUMBRANCES: The right to have amounts credited to a Stock Unit Account or to a Cash Account, and the right to receive payment with respect to such Stock Unit Account or Cash Account under this Plan are not assignable or transferable and shall not be subject to any encumbrances, liens, pledges or charges of the Non-Employee Director or to claims of the Non-Employee Director's creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any Stock Unit, or any rights with respect to or derived from a Cash Account, shall be null and void and of no force and effect whatsoever.

(c) DESIGNATION OF BENEFICIARIES: A Non-Employee Director may designate in writing a beneficiary or beneficiaries to receive any distribution under the Plan which is made after the Non-employee Director's death, provided, however, that if at the time any such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of Director's death shall have died before the payment became due and the Non-Employee Director has failed to provide in such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be Non-Employee Director's executor or administrator.

(d) RELATIONSHIP OF NON-EMPLOYEE DIRECTOR: A Non-Employee Director's relationship with the Company is not in fact and is not intended to be an employee-employer relationship, and nothing in this Plan shall be construed to create such a relationship.

(e) ADMINISTRATION: The Board shall have the right to administer this Plan, including the adoption of rules or the preparation of forms to be used in its operation, and to interpret and apply the provisions hereof as well as any rules which it may adopt. The Board may delegate its administrative authority hereunder to one or more individuals or to a committee, as the Board deems appropriate.

(f) GOVERNING LAW: The validity, construction and effect of the Plan and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Missouri and applicable federal law.

(g) RIGHTS AS A SHAREHOLDER: A Non-Employee Director shall have no rights as a shareholder with respect to a Stock Unit until the Non-Employee Director actually becomes a holder of record of Shares distributed with respect thereto.

(h) NOTICES: All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to the Non-Employee Director at the address contained in the records of the Company or to the Company at its principal office, as applicable.

                                             MERCANTILE BANCORPORATION INC.

                                             By-------------------------------

                                             Title----------------------------

                         MERCANTILE BANCORPORATION INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 April 28, 1994

                                      The undersigned hereby appoints T.H.
JACOBSEN, R.W. BABB, JR. and J.W. BILSTROM, and each of them, with or without the others, proxies, with full power of substitution to vote as designated below, all shares of stock of Mercantile Bancorporation Inc. (the "Corporation") that the undersigned signatory hereof is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Regency Ballroom of the Hyatt Regency St. Louis at Union Station, 20th and Market Streets, One St. Louis Station, St. Louis, Missouri, on Thursday, April 28, 1994, at 10:00 A.M., and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1.    Election of Directors

      Election of six Class III directors to hold office for terms of three years expiring in 1997 or until their successors shall have been duly elected and qualified.

      / /   FOR all nominees listed below      / /   WITHHOLD AUTHORITY to vote
            (except as written to the                for all nominees listed
            contrary below)                          below.

              Harry M. Cornell, Bernard A. Edison, Thomas H. Jacobsen,
               Craig D. Schnuck, Robert W. Staley and Robert L. Stark (INSTRUCTION: To withhold authority to vote for any individual nominee(s)
               in Class II, write that nominee's name in the space provided below)

- -------------------------------------------------------------------------------

2. Adoption of amendment to the Mercantile Bancorporation Inc. Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 70,000,000 to 100,000,000

      / /   FOR                 / /   AGAINST                / /   ABSTAIN

3. To consider and act upon the adoption of the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan.

      / /   FOR                 / /   AGAINST                / /   ABSTAIN

4. To consider and act upon a proposal to qualify restricted performance unit grants under the Mercantile Bancorporation Inc. 1994 Stock Incentive Plan as "performance-based."

      / /   FOR                 / /   AGAINST                / /   ABSTAIN

5. To consider and act upon the adoption of the Mercantile Bancorporation Inc. 1994 Executive Incentive Compensation Plan.

      / /   FOR                 / /   AGAINST                / /   ABSTAIN

6. To consider and act upon the adoption of the Mercantile Bancorporation Inc. Voluntary Deferred Compensation Plan.

      / /   FOR                 / /   AGAINST                / /   ABSTAIN

7. To consider and act upon the adoption of the Mercantile Bancorporaiton Inc. 1994 Stock Incentive Plan for Non-Employee Directors.

      / /   FOR                 / /   AGAINST                / /   ABSTAIN

8. In their discretion, upon any other business which may properly come before the meeting.
                             (continued, and to be signed, on the other side)


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED AND "FOR" ALL OF THE PROPOSALS LISTED ABOVE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               SIGN
                               HERE--------------------------------------------
                                   (Please sign exactly as name appears hereon)

                               SIGN
                               HERE--------------------------------------------
                                   Executors, administrators, trustees, etc.
                                   should so indicate when signing

                               Dated-------------------------------------------






- -------------------------------------------------------------------------------

                          APPENDIX

    1. Page 18 of the printed proxy contains a performance graph which has filed under cover of Form SE.